UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]                                                                                    Filed by a Party other than the Registrant [   ]

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Whitestone REIT
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 SUBJECT TO COMPLETION, Dated June 20, 2008

WHITESTONE REIT
2600 S. GESSNER, SUITE 500
HOUSTON, TEXAS  77063

June __, 2008

Dear Shareholder:

You are cordially invited to attend the 2008 annual meeting of shareholders to be held on Tuesday, July 29, 2008 at 10:00 a.m., Central Daylight Time, at the Westchase Marriott, located at 2900 Briarpark Drive, Houston, Texas, 77042.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on our progress during the past year and answer shareholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to vote your shares via the Internet, or calling the toll-free telephone number, or by signing, dating and promptly returning your white proxy card in the enclosed envelope. Your vote is important.

Sincerely yours,

James C. Mastandrea
Chairman and Chief Executive Officer

SUBJECT TO COMPLETION, Dated June 20, 2008

WHITESTONE REIT
2600 S. GESSNER, SUITE 500
HOUSTON, TEXAS  77063
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held July 29, 2008

To our shareholders:

You are invited to attend our 2008 annual meeting of shareholders, to be held at the Westchase Marriott, located at 2900 Briarpark Drive, Houston, Texas, 77042, on Tuesday, July 29, 2008 at 10:00 a.m., Central Daylight Time for the following purposes:

1.	To elect one trustee to serve until our 2011 annual meeting of shareholders and thereafter until his successor has been duly elected and qualified (Proposal 1);

2.	To approve the 2008 Long-Term Equity Incentive Ownership Plan (Proposal 2);

3.	To approve an amendment and restatement of our Amended and Restated Declaration of Trust (Proposal 3); and

4.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on June 16, 2008, the record date, are entitled to receive notice of and to vote at the annual meeting.  A white proxy card is enclosed with this notice of annual meeting and proxy statement.  A copy of our annual report to shareholders for the fiscal year ended December 31, 2007 was sent to shareholders on April 30, 2008.

YOUR VOTE IS IMPORTANT - You are urged to vote your shares via the Internet, or calling the toll-free telephone number, or by signing, dating and promptly returning your white proxy card in the enclosed envelope.

When you submit your proxy, you authorize James C. Mastandrea, John J. Dee and David K. Holeman or any of them, each with full power of substitution, to vote your shares at the annual meeting in accordance with your instructions or, if no instructions are given, to vote for the election of the trustee nominee, to vote for the 2008 Long-Term Equity Incentive Ownership Plan and to vote on any adjournments or postponements of the annual meeting.

By order of the Board of Trustees,

John J. Dee
Chief Operating Officer and Corporate Secretary

June __, 2008

SUBJECT TO COMPLETION, Dated June 20, 2008

PROXY STATEMENT
_____________________

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, July 29, 2008

Whitestone REIT
2600 South Gessner, Suite 500
Houston, Texas  77063

SOLICITATION AND VOTING

The Board of Trustees (our “Board”) of Whitestone REIT (“Whitestone”) is soliciting proxies to be used at our 2008 annual meeting of shareholders to be held at 10:00 a.m., Central Daylight Time, on Tuesday, July 29, 2008, at the Westchase Marriott, located at 2900 Briarpark, Houston, Texas 77042 or at any adjournment thereof.  This proxy statement and accompanying white proxy card are first being mailed to shareholders on or about June 27, 2008.

Purpose of Meeting

The purpose of the meeting is to (1) elect one trustee,  (2) approve the Whitestone REIT 2008 Long-Term Equity Incentive Ownership Plan, and (3) to approve an amendment and restatement of our Amended and Restated Declaration of Trust.

Who May Vote

Only shareholders who owned our common shares of beneficial interest at the close of business on June 16, 2008, the record date for the meeting, are entitled to receive notice of and to vote at the meeting.  As of the close of business on June 16, 2008, we had 9,707,307 common shares of beneficial interest issued and outstanding.  Shareholders are entitled to one vote for each common share of beneficial interest that they owned as of the record date.

How May You Vote

Shareholders may vote at the meeting in person or by proxy.  Proxies validly delivered by shareholders (by Internet, telephone, or mail as described below) and timely received by us will be voted in accordance with the instructions contained therein.  If a shareholder provides a proxy but gives no instructions, the shareholder’s shares will be voted in accordance with the recommendation of our Board.
You may vote by proxy three ways:

•
BY MAIL:  Mark, sign and date your white proxy card and return it in the postage-paid envelope we have provided.  If the envelope is missing, please address your completed white proxy card to Whitestone REIT, c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10273-0923.

•
BY INTERNET:  Go to www.voteproxy.com and use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Daylight Time on July 28, 2008.  Have your white proxy card in hand when you access the website and then follow the instructions.

•
BY PHONE:  Call 1-800-PROXIES (1-800-776-9437) and use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Daylight Time on July 28, 2008.  Have your white proxy card in hand when you call the phone number above and then follow the instructions.

You may revoke your proxy at any time before it is exercised by:

•	giving written notice of revocation to our Chief Operating Officer and Corporate Secretary, John J. Dee, at Whitestone REIT, 2600 S. Gessner, Suite 500, Houston, Texas 77063;

•	timely delivering a properly executed, later-dated proxy; or

•	voting in person at the annual meeting.

If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by shareholders present at the annual meeting or by proxy. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed white proxy card.

If there are not enough votes to establish a quorum or to meet the voting requirement at the annual meeting, we may propose an adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies. Therefore, please note that, by delivering a proxy to vote at the annual meeting, you are also granting a proxy that can be voted in favor of any adjournments or postponements of the annual meeting.

Board Recommendation

1.           Our Board recommends a vote “For” the election of Donald F. Keating to serve as trustee until our 2011 annual meeting of shareholders and until his successor has been duly elected and qualified.

2.           Our Board recommends a vote “For” approval of the Whitestone REIT 2008 Long-Term Equity Incentive Ownership Plan.

3.           Our Board recommends a vote “For” approval of the Company’s Second Amended and Restated Declaration of Trust

Required Vote

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and withheld votes, and, with respect to Proposals 2 and 3, “AGAINST,” “ABSTAIN” and broker non-votes. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.

In the event that a broker, bank, custodian, nominee or other record holder of our common shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the proposal to approve the 2008 Long-Term Equity Incentive Ownership Plan (Proposal No. 2) and our Second Amended and Restated Declaration of Trust (Proposal 3). Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

For Proposal No. 1, the vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of Mr. Keating as trustee.  For purposes of the election of trustees, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

For the 2008 Long-Term Equity Incentive Ownership Plan (Proposal No. 2) to be approved, the proposal must receive “FOR” votes from the majority of all votes cast at the Annual Meeting, whether in person or by proxy. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

To approve Proposal No. 3, adoption of the Second Amended and Restated Declaration of Trust, the proposal must receive “FOR” votes from a majority of the issued and outstanding common shares entitled to vote at the annual meeting at which a quorum is present.  Abstentions and broker non-votes will be counted as votes against Proposal No. 3.

Cost of Proxy Solicitation

This solicitation is being made by mail on behalf of our Board, but may also be made without additional remuneration by our officers or employees by telephone, facsimile transmission, e-mail or personal interview.  We will bear the expense of the preparation, printing and mailing of the enclosed form of proxy, notice of annual meeting and this proxy statement and any additional material relating to the meeting that may be furnished to our shareholders by our Board subsequent to the furnishing of this proxy statement.  We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  To obtain the necessary representation of shareholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation, or selected securities dealers.

We have also retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of approximately $7,500, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing signed by the shareholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Annual Report

A copy of our annual report for the year ended December 31, 2007 was sent to shareholders on April 30, 2008.  None of the information in our annual report is proxy solicitation material.

We will mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Whitestone REIT, 2600 S. Gessner, Suite 500, Houston, Texas  77063. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov).

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

Brokers may be householding our proxy materials by delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request to: John J. Dee, Corporate Secretary, Whitestone REIT, 2600 S. Gessner, Suite 500, Houston, Texas  77063, or by calling (713) 827-9595. In addition, Whitestone REIT will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

Additional Questions

If you have any questions about the 2008 annual meeting, these proxy materials or your ownership of our common shares, please contact our investor relations department] c/o Whitestone REIT, attn: Investor Relations, 2600 S. Gessner, Suite 500, Houston, Texas 77063, or call (713) 827-9595 x 3021.

PROPOSAL NO. 1
ELECTION OF TRUSTEE

Nominee for Trustee

Whitestone REIT’s Board of Trustees is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of trustees, and each class has a three-year term.

The Board of Trustees presently has four (4) members. Chris A. Minton is our current Class I trustee and his term expires at our 2010 annual meeting.  Donald F. Keating is our current Class II trustee and his term expires at the 2008 annual meeting.  James C. Mastandrea and Jack L. Mahaffey are our current Class III trustees and their terms expire at our 2009 annual meeting.

Donald F. Keating, the current Class II trustee, who is standing for re-election at the 2008 annual meeting, was recommended for election to our Board of Trustees by our Nominating and Corporate Governance Committee and was nominated for re-election by the Board of Trustees. Mr. Keating was originally recommended to serve on our Board of Trustees by Jack L. Mahaffey, one of our trustees. If elected at the 2008 annual meeting, Mr. Keating will serve until the 2011 annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Keating’s nomination as a trustee is not being proposed for election pursuant to any agreement or understanding between us and him.

Trustees are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Mr. Keating. In the event that Mr. Keating should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Nominating and Corporate Governance Committee may propose. Mr. Keating has agreed to serve if elected.

Set forth below are descriptions of the principal occupation and certain other information of each of our current trustees, including Mr. Keating, and the period during which the trustee has served.

Trustee	Age(1)	Business Experience	Trustee Since
Donald F. Keating	75
Mr. Keating was formerly the Chief Financial Officer of Shell Mining Company.  Mr. Keating retired from Shell Mining Company in 1992 and continued to provide consulting services to Shell Oil until 2002.  Since 2002, Mr. Keating has managed his personal investments.  Mr. Keating graduated from Fordham University with a Bachelor of Science Degree in Finance and served in the United States Marine Corps as infantry company commander. He is a former board member of Billiton Metals Company, R & F Coal Company and Marrowbone Coal Company.

			February 2008
Jack L. Mahaffey	76	Mr. Mahaffey was formerly the President of Shell Mining Company. Since retiring from Shell Mining Company in 1991, Mr. Mahaffey has managed his personal investments. Mr. Mahaffey graduated from Ohio State University with a B.S. and M.S. in Petroleum Engineering and served in the United States Air Force. He is a former board member of the National Coal Association and the National Coal Counsel.	2000

Trustee	Age(1)	Business Experience	Trustee Since
James C. Mastandrea	64
Mr. Mastandrea has been our Chairman & Chief Executive Officer since October 2006. Mr. Mastandrea has over 34 years of experience in the real estate industry.  He also serves, since 2003, as the President, Chief Executive Officer and Chairman of the Board of Trustees of Paragon Real Estate Equity and Investment Trust, a real estate company currently focused on value-added real estate and investments in shares of publicly-traded real estate investment trusts, and, since 1978, as the Chief Executive Officer/Founder of MDC Realty Corporation, a privately held residential and commercial real estate development company.  From 1999 to 2002, Mr. Mastandrea served as Chief Executive Officer of Eagle’s Wings Aviation Corporation.  From 1994 to 1998, Mr. Mastandrea served as Chairman & CEO of First Union Real Estate Investments, a NYSE listed real estate investment trust.  Mr. Mastandrea is a director of Cleveland State University Foundation Board, a director and a member of the real estate committee of University Circle Inc. Board, a development, service and advocacy organization, and a director of the Calvin Business Alliance Board at Calvin College, Grand Rapids, Michigan. Mr. Mastandrea also served in the U.S. Army as a Military Police Officer.

			2006
Chris A. Minton	71	Mr. Minton was formerly a Vice President with Lockheed Martin. Since retiring from Lockheed Martin in 1995, Mr. Minton has managed his personal investments and served as a member of the board of Mount Carmel High School. Mr. Minton graduated from Villanova University with a Bachelors Degree, and he is a licensed CPA (retired status) in the State of Texas. He has been awarded the Gold Knight of Management award for achievements as a professional manager by the National Management Association.	2000

(1) As of June 16, 2008

Our Board of Trustees unanimously recommends that you vote “For” the election of Donald F. Keating as set forth in Proposal One.

CORPORATE GOVERNANCE

Independence

Our Board has affirmatively determined that three of our four trustees are “independent” under the NASDAQ listing standards, applicable SEC rules and the standards prescribed by our declaration of trust.  These trustees are Jack L. Mahaffey, Chris A. Minton and Donald F. Keating (nominee).

Meetings and Committees of the Board of Trustees

General

Our Board met eight times during 2007.  Our independent trustees meet separately on a regular basis — usually at each regularly scheduled meeting of our Board.  All of our trustees attended at least 75% of the meetings for our Board and their assigned committees during 2007.

Three of our four trustees attended our 2007 annual meeting of shareholders.  We strongly encourage our trustees to attend annual meetings, but we do not have a formal policy regarding attendance.

Our entire Board considers all major decisions concerning our business.  Our Board has also established committees so that certain matters can be addressed in more depth than may be possible at a full Board meeting.  Our Board’s current standing committees are as follows, with the “X” denoting the members of the committee:

Name	Nominating and Corporate Governance Committee(1)	Audit Committee(2)	Compensation Committee(3)
Non-Employee Trustees:
Donald F.Keating	X(4)	X	X
Jack L. Mahaffey	X	X	X(4)
Chris A. Minton	X	X(4)	X
____________
(1)           The Nominating and Corporate Governance Committee met 2 times during 2007.
(2)           The Audit Committee met 4 times during 2007.
(3)           The Compensation Committee met 2 times during 2007.
(4)           Chairman

Our Board has adopted a charter for each committee. The charters are available on our website at www.whitestonereit.com. The information contained on our website is not, and should not be considered, a part of this proxy statement.

Nominating and Corporate Governance Committee

The primary purposes of the committee are:

•           identifying individuals qualified to become trustees;
•           monitoring the implementation of our corporate governance practices; and
•           overseeing the evaluation of our management and our Board.

The committee currently consists of Chris A. Minton, Jack L. Mahaffey and Donald F. Keating, with Mr. Keating serving as chairman.  Mr. Vyas served as Chairman prior to his resignation.  Each member of the committee is “independent” under the NASDAQ listing standards, applicable SEC rules and the standards prescribed by our declaration of trust.

The committee is responsible for identifying individuals qualified to become trustees and for evaluating potential or suggested trustee nominees. Pursuant to our Bylaws, as amended, in order for an individual to qualify for nomination or election as a trustee, an individual, at the time of nomination, must have substantial expertise, experience or relationships relevant to the business of Whitestone, which may include:

•	Commercial real estate experience;
•	An in-depth knowledge of and working experience in finance or marketing;
•	Capital markets or public company experience;
•	University teaching experience in a Master of Business Administration or similar program;
•	A bachelor’s degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country;
•	Experience as a chief executive officer, chief operating officer or chief financial officer of a public or private company; or
•	Public or private board experience

Additionally, an individual shall not have been convicted of a felony or sanctioned or fined for a securities law violation of any nature.The committee in its sole discretion will determine whether a nominee satisfies the foregoing qualifications.  The committee will also recommend nominees to the Board of Trustees that have a diversity of experience, gender, race, ethnicity and age.

The committee performs a preliminary evaluation of potential candidates primarily based on the need to fill any vacancies on our Board, the need to expand the size of our Board and the need to obtain representation in key disciplines and/or market areas.  Once a potential candidate is identified that fills a specific need, the committee performs a full evaluation of the potential candidate.  This evaluation includes reviewing the potential candidate’s background information, relevant experience, willingness to serve, independence and integrity.  In connection with this evaluation, the committee may interview the candidate in person or by telephone.  After completing its evaluation, the committee makes a recommendation to the full Board as to the persons who should be nominated by our Board.  Our Board determines the nominees after considering the recommendations and a report of the committee.
To date, the committee has not paid a fee to any third party to assist in the process of identifying or evaluating trustee candidates.

Audit Committee

The primary purposes of the committee are:

•	assisting our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to shareholders and others;
•	overseeing and evaluating our system of internal controls established by management; and
•
supervising the audit and financial reporting process (including direct responsibility for the appointment, compensation and oversight of the independent registered public accounting firm engaged to perform the annual audit and quarterly reviews with respect to our financial statements).

The committee also prepares a report each year in conformity with the rules of the SEC for inclusion in our annual proxy statement.

The committee currently consists of Chris A. Minton, Jack L. Mahaffey and Donald F. Keating, with Mr. Minton serving as chairman.  Our Board has determined that Mr. Minton is an “audit committee financial expert” as defined by the rules promulgated by the SEC.  Each member of the committee is “independent” under the NASDAQ listing standards, applicable SEC rules and the standards prescribed by our declaration of trust.

Compensation Committee

The primary purposes of the committee are:

•	establishing, implementing and continually monitoring our executive compensation programs;
•	assessment of the relationship of compensation relative to company performance; and
•	establishment of the rationale in the application of our compensation plans to specific incentive awards; and
•	encourage entrepreneurship, which is a core driver of creating real estate value.

The 2008 Long-Term Equity Incentive Ownership Plan to be approved by shareholders at the 2008 annual meeting, will provide the committee the authority to select participants, determine the type and number of awards to be granted, determine the terms and conditions of any award, interpret and specify the rules and regulations relating to the plan, and make all other determinations which may be necessary or desirable for the administration of the Plan.

The committee also prepares a report each year in conformity with the rules of the SEC for inclusion in our Form 10-K and/or annual proxy statement.

The committee currently consists of Chris A. Minton, Jack L. Mahaffey and Donald F. Keating, with Mr. Mahaffey serving as chairman.  Each member of the committee is “independent” under the NASDAQ listing standards, applicable SEC rules and the standards prescribed by our declaration of trust.

The committee has the sole authority to oversee the administration of compensation programs applicable to our executive officers and trustees.    Executive compensation will be reviewed at least annually by the committee.  Trustee compensation is reviewed periodically by the committee as its members deem appropriate.  The committee may delegate some or all of its authority to subcommittees when it deems appropriate.  See “Compensation Discussion and Analysis” for more information regarding the committee’s processes and procedures for consideration and determination of executive compensation.

Code of Ethics

Our Board has adopted a code of business conduct that is applicable to all members of our Board, our executive officers and our employees. We have posted our code of business conduct on the Corporate Governance section of our website at www.whitestonereit.com.

Communication with our Board

We have established procedures for shareholders or other interested parties to communicate directly with our Board, including our independent trustees.  Such parties can contact the Board by sending a letter to:  Whitestone REIT, Attn: Corporate Secretary, 2600 S. Gessner, Suite 500, Houston, Texas 77063.  Our Corporate Secretary will review all communications made by this means and forward the communication to our Board or to any individual trustee to whom the communication is addressed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANANGEMENT

The following table sets forth beneficial ownership information, unless otherwise indicated, as of June 16, 2008 with respect to (i) each person known by us to own beneficially 5% or more of the outstanding common shares assuming the conversion of all OP Units (defined below), (ii) each of our trustees, (iii) each of our Named Executive Officers and (iv) all of our trustees and executive officers as a group.  We are not aware of any shareholder who owns 5% or more of our outstanding common shares.  The table also shows ownership information regarding outstanding units of Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”), which are convertible into our common shares of beneficial interest on a one-for-one basis (“OP Units”).  As of June 16, 2008, we had 9,707,307 common shares outstanding and 14,085,706 OP Units outstanding.

	Common Shares Beneficially Owned(1)		Percent
Name of Beneficial Owner	Actual	Assuming Conversion of All OP Units	Actual	Assuming Conversion of All OP Units
Named Executive Officers:
James C. Mastandrea	—	—	—	—
John J. Dee	—	—	—	—
David K. Holeman	—	—	—	—
Valarie L. King	—	—	—	—
Daniel E. Nixon, Jr.	—	—	—	—
Non-Employee Trustees:
Donald F. Keating	39,432.73	63,689.75	*	*
Jack L. Mahaffey	72,730.50	104,673.18	*	1.08%
Chris A. Minton (2)	44,671.74	74,902.53	*	*
Chand Vyas(3)	142,857.00	142,857.00	1.47%	1.47%
All executive officers and trustees as a group (consists of 9 persons) (4)	299,691.97	386,122.46	3.09%	3.94%
_______________
 * Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person or group who has or shares voting and investment power with respect to those shares.  Actual amounts do not take into account OP Units held by the named person that are exchangeable for our common shares.  The percentage ownership column that includes the OP Units assumes only the named person has converted his OP Units for our shares and does not give effect to any conversion of OP Units by any other person.

(2)	Includes 44,671.74 common shares and 30,230.79 OP Units owned by Mr. Minton’s wife for which Mr. Minton shares voting and dispositive power.

(3)	Information obtained from corporate shareholder records. Mr. Vyas resigned in January 2008 due to personal time constraints and due to his own company business requiring more of his time.

(4)	None of the shares beneficially owned by our trustees has been pledged as security for an obligation

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our trustees and officers and persons who own more than 10% of our common shares to file reports of ownership and changes in ownership with the SEC.  These persons are required by SEC rules to furnish us with copies of these reports.  Based solely on our review of the copies of these reports received by us and representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that all of these filing requirements were complied with during the year ended December 31, 2007, except that Daniel E. Nixon, Jr., Senior Vice President of Leasing and Redevelopment, failed to file a Form 3, Initial Statement of Beneficial Ownership of Securities, when he joined the Company.  Mr. Nixon filed a Form 3 on June 19, 2008.

Executive Officers

The following table sets forth certain information about our executive officers.
Executive Officers	Age(1)	Position	Recent Business Experience
James C. Mastandrea	64	Chairman of the Board of Trustees and Chief Executive Officer (October 2006 – present)
President, Chief Executive Officer and Chairman of the Board of Trustees of Paragon Real Estate Equity and Investment Trust, a real estate company currently focused on value-added real estate and investments in shares of publicly-traded real estate investment (2003 – present), Chief Executive Officer/Founder of MDC Realty Corporation, a privately held residential and commercial real estate development company (1978 – present), Chief Executive Officer of Eagle’s Wings Aviation Corporation (1999 -2002), Chairman of the Board of Trustees and Chief Executive Officer of First Union Real Estate Investments, a NYSE listed REIT (1994 – 1998).

John J. Dee	57	Chief Operating Officer (October 2006 – present)
Trustee, Senior Vice President, and Chief Financial Officer of Paragon Real Estate Equity and Investment Trust (2003 – present), Senior Vice President and Chief Financial Officer of MDC Realty Corporation, a privately held residential and commercial real estate development company (2002 – 2003), Director of Finance and Administration for Frantz Ward, LLP (2000 – 2002), several management positions and most recently Senior Vice President and Chief Accounting Officer with First Union Real Estate Investments, a NYSE listed REIT (1978 to 2000).

David K. Holeman	44	Chief Financial Officer (November 2006 – present)
Chief Financial Officer of Hartman Management, our former advisor (2006), Vice President and Chief Financial Officer of Gexa Energy, a NASDAQ listed retail electricity provider (2004 – 2006), Controller and most recently Chief Financial Officer of Houston Cellular Telephone Company (1994 – 2003).

Valarie L. King	47	Sr. Vice President of Property Management (October 2006 – present)	Several management positions and most recently Vice President of Property Management for Hartman Management, our former advisor (2000 – 2006).
Daniel E. Nixon, Jr.	59	Sr. Vice President of Leasing and Redevelopment (July 2007 – present)
Executive Vice President for Hull Storey Retail Group, LLC, owner of 17 enclosed malls, totaling 11 million square feet (2000 – 2007), several management positions and most recently Executive Vice President, Director of Retail at First Union Real Estate Investments, a NYSE listed REIT (1978-1999).

_______________
(1) As of June 16, 2008.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee (for purposes of this discussion and analysis, the “Committee”) of our Board has responsibility for establishing, implementing, and continually monitoring our executive compensation programs.  Additionally, they are responsible for the assessment of the relationship of compensation relative to Whitestone’s performance, the rationale in the application of our compensation plans to specific incentive awards, and all recommendations to the Board relative to compensation under their charter.

The scope of this Compensation Discussion and Analysis (“CD&A”) relates to (1) all compensation components for the Named Executive Officers of Whitestone and, (2) to the extent appropriate in order to define Committee activities, responsibilities and decisions, summary information on:

•	Overall Whitestone compensation programs;
•	Performance evaluation methodology;
•	Compensation plan development/adoption; and
•	Comparative market compensation assessment.

Throughout this discussion James C. Mastandrea, our Chairman and Chief Executive Officer, John J. Dee, our Chief Operating Officer, David K. Holeman, our Chief Financial Officer, Valarie L. King, our Senior Vice President of Property Management, and Daniel E. Nixon, Jr., our Senior Vice President of Leasing and Redevelopment, are referred to as the “Named Executive Officers.”  We did not have any other executive officers who earned more than $100,000 in 2007.

Compensation Strategy and Philosophy

The Committee believes that the most effective executive compensation strategy is one that encourages entrepreneurship, which is a core driver of creating real estate value and is designed to target specific annual and long-term goals defined by management and approved by the Board, which align the economic interests of employees with shareholders.  This strategy should be designed to reward the achievement of performance above established goals that contribute to increased shareholder value.

The Committee believes that an effective executive compensation strategy has several components aimed at specific objectives and timeframes.

•
Base Salary. Reflective of position, responsibility and experience, and correlated with market based salary levels for similar positions and competitor companies.  The Committee presently believes that the competitive market 50[t]h percentile level is the appropriate benchmark to target for base salary at this time in Whitestone’s growth and size.

•
Annual Incentive Bonus. An opportunity for selected employees (and potentially all employees) to receive an annual cash (or potentially cash and shares) award based on the achievement of specific organization, operating and financial goals and objectives at three levels during any fiscal year of Whitestone operation:
•Corporate performance;
•Business unit (functional area) performance; and
•Individual performance.

Whitestone currently has not formalized an annual incentive plan, but will be designing a plan in the near future. The Committee believes that any design of an annual incentive plan should establish a threshold, target and maximum incentive opportunity for participants.  Additionally, the annual incentive plan should be designed to provide an effective weighting and performance measurement system to Whitestone, business unit (functional) and individual objectives, and be flexible to adapt to changing Whitestone needs and circumstances.

•
Long-Term Incentive Plan. On June 17, 2008 our Board of Trustees adopted the 2008 Long-Term Equity Incentive Ownership Plan (the “2008 Plan”) to provide equity-based awards as incentive compensation to our key employees. We are presenting the 2008 Plan to our shareholders at the 2008 annual meeting for their approval. A long-term incentive plan is an opportunity for selected key employees (and potentially all employees) to participate in a plan which would provide awards of equity (restricted stock, phantom units or options) upon the long-term achievement of incremental value of Whitestone and its shareholders. This plan would be designed to encourage entrepreneurship and align employees with the long-term strategy of Whitestone and is expected to be an important component of total compensation and key employee retention.

•
Benefits and Other Perquisites. Whitestone provides the Named Executive Officers (and all other employees) a full range of benefits related to insurances for health and security.  These benefit plans, and other perquisites to key employees, are consistent with Whitestone’s competitors for experienced executives and are an important component of employee retention.

The Compensation Committee Charter outlines its key objectives in the governance of compensation plan development and award decisions, including its major responsibilities to evaluate Whitestone performance and executive compensation (and the relationship between them in any year and over time), one of the fundamental rationales for incentive compensation.  Additionally, the Committee must ensure to the extent possible that Whitestone maintains its ability to attract and retain superior employees in key positions and that compensation opportunities to key employees remain competitive relative to that paid to similarly situated executives of our peer companies.  To that end, the Committee believes executive compensation packages provided and to be developed will reflect the elements outlined above, and will require Whitestone to define specific performance measurement and accountability procedures to correlate with incentive awards.

Compensation Objectives

In association with the overall compensation strategy and philosophy outlined above, the Committee defines its core values and fundamental guiding principles relating to executive compensation as follows:

•
Compensation is linked to performance.  Executive pay is linked to Whitestone and individual performance.  Named Executive Officers should be rewarded for achieving annual strategic, operating, and financial goals.  Goals should be defined and directed by Whitestone’s strategic plan.  Long-term compensation should promote retention and align management and employees with the long-term interests of shareholders.

•
Compensation elements should be appropriately balanced.  The mix of compensation elements will vary with position and with Whitestone circumstances.  Base salary and benefits are designed to attract and retain experienced key personnel.  Annual incentives emphasize annual objectives, while long-term compensation emphasizes growth in profitability and shareholder value.  The proportion of “guaranteed” and “at risk (incentive)” compensation should be structured by position consistent with responsibility, target total compensation level, and market benchmarks.  Additionally, a severance benefits program is appropriate to encourage retention and objectivity in connection with events that may trigger a change in control of Whitestone or other circumstances of separation.  Whitestone does not currently have a severance benefits program, but expects to develop one in the future.

•
Compensation should be fair and competitive.  Whitestone and the Committee strive to establish fair and competitive compensation for the Named Executive Officers (and other management), and does so by the process and assessment methods to be outlined in Whitestone plan documents.

•
Executive stock ownership is expected.  Whitestone believes that all executive officers (and to the extent possible, all employees) should be shareholders of Whitestone.  Whitestone and the Committee will facilitate, and adopt a program to achieve this objective for executive ownership.

•
The Committee and Board exercise independent judgment.  On behalf of the shareholders, the Committee and the Board ensure that executive compensation is appropriate and effective, and that all assessments, advisors, analysis, discussion, rationale and decision making are through the exercise of independent judgment.

•
Compensation may be structured to meet corporate tax and accounting rules.  Whitestone generally structures the Named Executive Officers’ compensation so that all elements of pay are tax deductible to Whitestone.  Section 162(m) of the Internal Revenue Code limits the amount of compensation Whitestone may deduct in any fiscal year.  Compensation above these limits can be deducted if it is awarded under a shareholder approved “performance based” incentive compensation plan.  Under an annual incentive plan, awards which would limit the deductibility of compensation by Whitestone may (upon approval of the Committee) be delayed into a period where the deduction can be taken.  Whitestone adheres to all Financial Accounting Standards Board rules and regulations related to the accounting treatment and reporting of compensation expense and valuation.

Roles and Responsibilities in Compensation Decisions

The Committee is specifically responsible for compensation decisions related to the Chairman and Chief Executive Officer.

The Committee philosophy and strategy, and the programs adopted by the Board, establish the general parameters within which the Chairman and Chief Executive Officer determines recommended compensation for the other Named Executive Officers.  The Committee reviews, assesses and approves recommendations from the Chairman and Chief Executive Officer regarding any determination regarding base salary and bonuses to all officers, management and employees, including the other Named Executive Officers.

James C. Mastandrea, Chairman and Chief Executive Officer, and John J. Dee, Chief Operating Officer, annually review the performance of our other executive officers.  The conclusions reached and recommendations made based on these reviews, including relative to base salary adjustments as well as bonuses, are presented to the Committee.  The Committee can exercise its discretion in modifying any recommended salary adjustment or bonus award.  The Committee reviews in detail the performance of our Named Executive Officers.

Compensation consultants familiar with the real estate industry and Whitestone’s competitors are used by the Chairman and Chief Executive Officer, Chief Operating Officer, and the Committee to provide updated market compensation information regarding competitor compensation levels for various positions; trends in the industry related to compensation awards and industry performance; and address questions related to effective compensation plans and employee retention.

Setting Executive Compensation

Based on the strategy and philosophy described above, the Committee is in the process of structuring annual and long-term executive compensation plans aimed at attracting, retaining, and motivating executive officers to achieve our strategic business goals and rewarding them upon success.  In furtherance of this agenda in 2007, the Committee engaged CEL & Associates, Inc./CEL Compensation Advisors, LLC (“CEL”), an independent executive compensation consulting firm with specific expertise in the real estate industry, to conduct a review and benchmarking of total compensation levels for our executive officers.  CEL has provided the Committee with relevant market data and plan alternatives to consider when designing and adopting compensation programs for our executive officers.  The Committee also independently reviews public disclosures made by companies in the real estate industry and on published surveys with particular focus on companies of similar size within our industry.
As a part of the compensation decision making process, the Committee compares each element comprising total compensation for Whitestone positions against similar positions in a peer group of publicly-traded REITs and private owner/developer/investment companies (collectively, the “Compensation Peer Group”).  The Compensation Peer Group, which is periodically reviewed and updated by the Committee, consists of companies which we believe we compete for talent, investment opportunity, and shareholder investment.

The companies comprising the Compensation Peer Group were selected based on the following criteria:

•	Competitive public real estate companies in Whitestone’s major markets;
•	Public companies with market capitalization (implied market cap) of $150 million to $750 million and within the retail shopping center, office, industrial and diversified sectors; and
•	Private real estate investment and development companies based on portfolio size and range of geographic investments.
A total of seventeen (17) public companies and nine (9) private companies were used in the CEL analysis.  The public companies include:

Acadia Realty Trust	PS Business Parks
AmREIT	Ramco-Gershenson Properties Trust
Capital Lease funding, Inc.	Republic Property Trust
Cedar Shopping Centers, Inc.	Saul Centers, Inc.
Columbia Equity Trust*	Spirit Finance Corporation
First Potomac Realty Trust	Thomas Properties Group, Inc.
Government Properties Trust, Inc.	Urstadt Biddle Properties, Inc.
Kite Realty Group Trust	Winthrop Realty Trust
Marcus Corporation

Whitestone competes with many companies for experienced executives, and the Committee generally has set compensation for executive officers relative to the range of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group.  Variations to this objective may occur as dictated by the experience level of the individual, market factors, and Whitestone situation.

In late 2006, the Company was restructured from an externally managed REIT to one with its own employees and infrastructure.  As a result of this change salaries were, by necessity and directive, to be below market (below the 50th percentile).  Bonuses were awarded in 2007 (on a discretionary bases but highly related to performance in a new company start-up environment) to make-up some of this difference.  The Committee (and Whitestone) believes that it is important to have an equity-based incentive program to retain experienced and qualified executives and to provide them long-term compensation aligned with the economic growth of the company and the creation of shareholder value.

The philosophy of the Committee is to provide programs that offer a significant percentage of total compensation from performance based incentives.  Alignment of key management and employees with the growth of Whitestone and the creation of value is the guiding principle of Whitestone’s compensation program.  Currently, given Whitestone’s limited operating history, policies, specific incentive compensation opportunity “targets,” and the mix between cash and equity incentives for key employees are not completed.  The Committee will continue to review a variety of information, including that provided by CEL, to determine the appropriate level and mix of incentive compensation.  Income from incentive compensation is realized as a result of Whitestone’s performance and that of individual performance, measured against established goals.  The Committee believes that our executive officers must think and act like owners to create value, and therefore a significant portion of total compensation to our executive officers should be in the form of non-cash stock-based long-term incentive compensation.  Annual and long-term incentive plans are currently being reviewed and evaluated by the Committee, management and CEL.  A comprehensive incentive compensation program is a key strategic plan element for Whitestone and will be adopted as soon as possible.

Executive Compensation Elements – 2007

Several significant components of our executive compensation are under development, including an annual bonus opportunity based on strategic, operating and financial performance, and a long-term incentive compensation plan, which may include grants of shares and/or options based on the achievement of future growth performance measures.  Until those plans are completed and adopted by the Board, Whitestone must rely on base salary, discretionary bonuses for superior performance and competitive company benefits and perquisites.  A description of Whitestone compensation elements during 2007 are presented below.

•
Base Salary.  The Named Executive Officers receive a base salary established by an assessment of the responsibilities, skills and experience related to their respective positions, and an evaluation of base salary of comparable positions in peer companies and the market in general.  Other factors considered in base salary determinations are individual performance, the success of each business unit (functional area), the competitiveness of the executive’s total compensation, our ability to pay an appropriate and competitive salary, and internal and/or external equity.  The Named Executive Officers are eligible for annual increases in their base salary as a result of: Individual performance; their salary relative to the compensation paid to similarly situated executives in companies comprising the Compensation Peer Group; cost of living considerations; and the time interval and changes in responsibility since the last salary increase.  In late 2006, the Company was restructured from an externally managed REIT to one with its own employees and infrastructure.  As a result of this change  salaries were, by necessity and directive, to be below market (below the 50th percentile).

•
Annual Bonus.  At this time, Whitestone does not have a formal annual incentive plan.  In the future, the Committee plans to adopt an annual incentive plan and may, in accordance with such a plan, award annual bonuses to executives for the achievement of specific operating and financial goals by Whitestone; the individual’s business unit or functional area; and the individual’s personal achievements and performance.  Daniel E. Nixon, Jr. was the only Named Executive Officer to receive a discretionary bonus in 2007. Mr. Nixon joined Whitestone at a compensation level below the amount he earned at his previous employer, in return for being included in any future equity ownership program.  He received a discretionary bonus in 2007 from Whitestone to encourage him to join Whitestone and supplement his compensation for the equity ownership program not being in existence in 2007.

•
Long-Term Incentive Compensation. Whitestone did not have a long-term compensation plan in place in 2007, and as such, no amounts were awarded to any employee as long-term incentive compensation.  The Committee has designed a plan which is presented for shareholder approval as Proposal 2 of this proxy statement.  Because today’s business decisions affect Whitestone over a number of years, we intend to tie long-term incentive awards to long-term value of the enterprise, and the growth in the financial benchmarks which drive the market value of Whitestone.

•
Perquisites and Other Personal Benefits.  Whitestone provides the Named Executive Officers with benefits and other personal perquisites that Whitestone deems reasonable and consistent with our overall compensation program.  Such benefits enable Whitestone to attract and retain superior employees for key positions.  The Committee periodically reviews Whitestone benefits program and specific perquisites provided to the Named Executive Officers.

During 2007, certain of the Named Executive Officers were provided automobiles for business and personal purposes, housing, and reimbursements for personal and spousal travel.  We also maintain other executive benefits we consider necessary in order to offer fully competitive opportunities to our executive officers.  These include 401(k) retirement savings plans, including Whitestone match, car allowances and related travel reimbursements.  Executive officers are also eligible to participate in all of our employee benefit plans, including medical, dental, group life, disability and accidental death and dismemberment insurance, in each and all cases on the same basis as other employees.  Additionally, three (3) of the Named Executive Officers (James C. Mastandrea, John J. Dee, and Daniel E. Nixon, Jr.) will be relocating to the Houston area in 2008.  To accommodate this relocation, Whitestone, with review and approval by the Committee, will be defining and offering a financial assistance package to accommodate portions of the cost of their transition.

Employment Agreements for Named Executive Officers

None of the Named Executive Officers are under an employment agreement or individual severance agreement and were not in 2007.

COMPENSATION COMMITTEE REPORT

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on the review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,
Whitestone REIT Compensation Committee
Jack L. Mahaffey, Chairman
Donald F. Keating
Chris A. Minton

EXECUTIVE OFFICER COMPENSATION

2007 Summary Compensation Table

The table below summarizes the total compensation paid or earned to each of the Named Executive Officers in 2006 and 2007.

Name and Position	Year	Salary(1)	Bonus(2)	All Other Compensation(3)	Total(4)
James C. Mastandrea Chairman & Chief Executive Officer	2007	$200,000	—	$51,541(5)	$251,541
	2006	50,000	—	—	50,000

John J. Dee Chief Operating Officer	2007	160,000	—	26,994(6)	186,994
	2006	39,385	20,000	—	59,385

David K. Holeman Chief Financial Officer	2007	170,000	—	2,550(7)	172,550
	2006	21,577	—	—	21,577

Valarie L. King SVP - Property Management	2007	100,375	—	1,500(8)	101,875
	2006	19,231	—	—	19,231

Daniel E. Nixon, Jr. SVP - Leasing and Redevelopment	2007	77,085	10,000	11,073(9)	98,158(10)

(1)    Base salary paid in 2007 and 2006.

(2)      Discretionary bonus for 2007 for Mr. Nixon.  Mr. Dee’s bonus was awarded in 2006 and paid in 2008.

(3)      See individual footnotes for details.

(4)      Total of all items in this table.

(5)
Represents the incremental cost of Whitestone automobiles not used exclusively for business purposes, housing, matching contributions under our 401(k) plan of $3,000, Whitestone-paid health insurance, and Whitestone-paid personal and spousal travel.

(6)
Represents the cost of Whitestone automobiles not used exclusively for business purposes, housing, matching contributions under our 401(k) plan of $2,400, and Whitestone-paid personal and spousal travel.

(7)	Represents matching contributions under our 401(k) plan of $2,550.

(8)	Represents matching contributions under our 401(k) plan of $1,500.

(9)     Represents auto allowance, temporary housing, Whitestone-paid health insurance and Whitestone-paid personal and spousal travel.

(10)     Mr. Nixon began employment with Whitestone in July 2007.  As such, total compensation in 2007 reflects a partial year.

Equity Compensation Plan Information as of December 31, 2007

Whitestone did not make any grants of plan-based awards in 2007.  Additionally, Whitestone did not have any equity compensation plans and therefore also has no outstanding equity awards from 2007. On June 17, 2008, the Board of Trustees adopted and recommended that our shareholders adopt the 2008 Equity Incentive Plan, as discussed below under the section “Proposal No. 2:  2008 Long-Term Equity Incentive Ownership Plan.”

Payments/Rights Upon Termination

Whitestone does not have a defined benefit pension plan, deferred compensation plan or severance plan.  Upon termination of employment with Whitestone for any reason, the Named Executive Officers would only be entitled to receive their bases salary earned through the date of termination.

Compensation Committee Interlocks and Insider Participation

During 2007, the Compensation Committee was comprised of Messrs. Mahaffey, Minton and Vyas.  None of Messrs. Mahaffey, Minton and Vyas had any non-trivial professional, familial or financial relationship with Whitestone, our Chairman and Chief Executive Officer or other executive officer, other than his service as a trustee.

COMPENSATION OF TRUSTEES
Trustee Fees

Our non-employee trustees are paid an annual fee of $10,000.  In addition, our non-employee trustees receive $1,000 for each in-person or telephonic Board meeting they attend.  Trustees do not receive additional compensation for committee meetings. Non-employee trustees also are reimbursed for out-of-pocket expenses incurred to attend board meetings.

2007 Trustee Compensation

The table below summarizes the compensation we paid to each non-employee trustee in 2007.  No employee who serves as a trustee is paid for those services.

Name	Fees Earned or Paid in Cash	Total
Jack L. Mahaffey	$18,000	$18,000
Jack L. Mahaffey	$18,000	$18,000
Chris A. Minton	18,000	18,000
Chand Vyas(1)	18,000	18,000
Donald F. Keating (2)	----	----
           ______________
(1)   Mr. Vyas resigned in January 2008 due to personal time constraints and due to his own company business requiring more of his time.

(2)   Mr. Keating became a trustee in February 2008 therefore was paid no amounts in 2007.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

The audit committee is composed of three independent non-employee trustees and operates under a written charter adopted by the board (a copy of which is available on our web site).  The board has determined that each committee member is independent within the meaning of the applicable NASDAQ listing standards currently in effect and as required by the Sarbanes-Oxley Act of 2002.  Management is responsible for the financial reporting process, including the preparation of the consolidated financial statements in accordance with GAAP and for the establishment and effectiveness of internal control over financial reporting.  Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP.  The committee’s responsibility is to oversee and review this process.  We are not, however, professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurances as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm.  The committee relies, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.  We held four meetings during 2007.  The meetings were designed, among other things, to facilitate and encourage communication among the committee, management and our independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C. (“PKF”). We discussed with PKF the overall scope and plans of their audit.  We met with PKF, with and without management present, to discuss the results of their examinations.

We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2007 with management and PKF. We also discussed with management and PKF the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC. In addition, we reviewed and discussed with management our compliance as of December 31, 2007 with Section 404 of the Sarbanes-Oxley Act of 2002.

The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance.  The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed their independence with the independent auditors.  When considering the independence of PKF, we considered whether their array of services to the company beyond those rendered in connection with their audit of our consolidated financial statements and reviews of our consolidated financial statements, including our Quarterly Reports on Form 10-Q, was compatible with maintaining their independence.  We also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, PKF.

Based on the foregoing review and discussions and relying thereon, we have recommended to our board of trustees that the audited financial statements for the year ended December 31, 2007 be included in Whitestone’s Annual Report on Form 10-K.  This section of the proxy statement is not deemed “filed” with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

The undersigned members of the Audit Committee have furnished this report to our Board.

Respectfully submitted,
Audit Committee
Chris A. Minton, Chairman
Donald F. Keating
Jack L. Mahaffey

THE AUDIT COMMITTEE HAS SELECTED, AND THE BOARD HAS RATIFIED, PANNELL KERR FORSTER OF TEXAS, P.C., AS WHITESTONE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.  WHITESTONE DOES NOT EXPECT A REPRESENTATIVE FROM THIS FIRM TO ATTEND THE ANNUAL MEETING AND, ACCORDINGLY, NO REPRESENTATIVE FROM PKF IS EXPECTED TO MAKE ANY STATEMENT OR TO BE AVAILABLE TO RESPOND TO QUESTIONS AT THE ANNUAL MEETING.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the fees for professional audit services rendered by Pannell Kerr Forster of Texas, P.C., or PKF, our independent registered public accounting firm, for the audit of our annual consolidated financial statements for the years ended December 31, 2007 and 2006, and fees billed for other services rendered by PKF for those periods:
	2007	2006
Category of Service	(in thousands)
Audit fees (1)	$233.4	$249.7
Audit-related fees (2)	—	39.3
Tax fees (3)	58.9	5.4
All other fees	—	—
Total	$292.3	$294.4

        ______________
(1)
Audit fees were for professional services rendered in connection with the audit of our 2007 and 2006 consolidated financial statements and reviews of our quarterly consolidated financial statements within those years.

(2)
Audit-related fees were for professional services rendered in connection with a review of our consolidated financial statements and other financial data included in our Registration Statement on Form S-11.

(3) Tax fees were for assistance with matters principally related to tax compliance, tax planning and tax advice.

Our Audit Committee has considered the audit and non-audit services rendered by PKF and has determined that the provision of these services is compatible with maintaining the independence of PKF.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a policy requiring it to approve all services (audit and/or non-audit) to be performed by our independent registered public accounting firm to assure that the provision of the services does not impair the firm’s independence.  All services, engagement terms, conditions and fees, as well as changes in the terms, conditions and fees must be approved by our Audit Committee in advance.  Our Audit Committee will annually review and approve services that may be provided by our independent registered public accounting firm during the next year and will revise the list of approved services from time to time based on subsequent determinations.  Our Audit Committee believes that our independent registered public accounting firm can provide tax services to us, such as tax compliance, tax planning and tax advice, without impairing the firm’s independence and that the tax services do not constitute prohibited services pursuant to the SEC and/or NASDAQ rules.  The authority to approve services may be delegated by our Audit Committee to one or more of its members, but may not be delegated to management.  If authority to approve services has been delegated to an Audit Committee member, any approval of services must be reported to our Audit Committee at its next scheduled meeting.  All audit and non-audit services rendered by our independent registered public accounting firm during 2007 and 2006 were pre-approved by our Audit Committee.

PROPOSAL NO. 2
2008 LONG-TERM EQUITY INCENTIVE OWNERSHIP PLAN

In the fourth quarter of 2006, the present Whitestone management and employee team was internalized immediately following  the termination of the external management and advisory agreements . Accordingly, Whitestone now has employees working exclusively for the benefit of our shareholders. Previously, without employees, investment bankers advised that it would be virtually impossible for Whitestone to become listed on a stock exchange. The board of trustees made numerous and significant changes for Whitestone to become internally managed, with the initial decision being the most important one to hire key experienced real estate and capital market industry leaders who think and act as owners. They were commissioned to build and internalize a top quality management and employee team. This was accomplished, and Whitestone was restructured, repositioned, reorganized, and stabilized with an underlying culture and philosophy that is entrepreneurial based and rewards performance with ownership.

Moving forward, the business of managing Whitestone will require redeveloping existing properties, selling other properties currently in the portfolio, purchasing new properties and portfolios with greater growth potential, raising capital, and listing the shares on a public stock exchange. At present, management has no incentive plan in the form of ownership to encourage the accomplishment of these exceptional goals and objectives. Your board believes it has the management and employee team in place to do so, and believes it needs to provide the motivation and incentives. Thus, the board is recommending for shareholders to approve a program to reward the successful results of management and employees’ work over the long run with ownership equity.

The compensation committee of the board of trustees, composed entirely of independent trustees, with assistance of an independent compensation consultant, reviewed industry practices and existing programs of other public and private real estate companies.  After analyzing the needs and potential of Whitestone, the board approved, in concept, the necessary components for a successful long-term, equity-based incentive plan. The underlying characteristic of the program is to encourage, motivate, and directly link management and employee rewards to performance based on shareholder returns. The program was approved by the board, and the board is recommending for shareholder approval, an omnibus plan which places a limit on the amount of shares that can be issued and earned by management and employees, and authorizes the board, through the independent compensation committee, to develop the details of the program.

Our Board of Trustees has adopted and recommends that you approve the 2008 Long-Term Equity Incentive Ownership Plan (the “2008 Plan” or the “Plan”).  If approved by shareholders, the Plan will become effective as of July 29, 2008 and will authorize awards in respect of an aggregate of 2,063,885 common shares of beneficial interest.  The maximum aggregate number of common shares with respect to which awards may be granted under the Plan will be increased in the event the Company issues additional common shares or units in Whitestone REIT’s Operating Partnership, in an amount up to 12.5% of the aggregate additional common shares or units issued, including common shares or units included in the Plan so that the 12.5% is not diluted (the “Share Increase”).

The primary purpose of the Plan is to have employees think and act as owners while promoting the interests of Whitestone and its shareholders by, among other things:

•	attracting and retaining key officers, employees and trustees of, and consultants to, Whitestone and its subsidiaries and affiliates;
•	motivating those individuals by means of performance-related incentives to achieve long-range performance goals;
•	enabling such individuals to participate in the long-term growth and financial success of Whitestone;
•	encouraging equity ownership of Whitestone by such individuals; and
•	linking their compensation to the long-term interests of Whitestone and its shareholders

Our general compensation philosophy is that long-term equity-based incentive compensation should strengthen and align the interests of employees with our shareholders, as more fully described under the heading “Compensation Discussion and Analysis.”  We believe that the utilization of long-term equity-based incentive compensation will enable us to attract and retain the talent critical to Whitestone.  We believe that equity ownership will focus our employees on improving our performance and help to create a culture that encourages employees to think and act as shareholders.  We believe participants in our long-term incentive compensation program will generally include our key employees.

If approved by shareholders, the Plan will authorize an aggregate of 2,063,885 common shares, plus the Share Increase.

If the Plan is not approved, we will not be able to provide long-term, equity incentives to present and future employees consistent with our current compensation philosophies and objectives. We believe that such a failure may adversely affect our ability to attract and retain the caliber of key employees that is critical to our continued success.

Our Board of Trustees unanimously recommends that shareholders vote “For” the Proposal to approve Whitestone’s 2008 Long-Term Equity Incentive Ownership Plan.

The following is a brief summary of the principal features of the Plan, which is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Shares Available for Awards under the Plan.  Under the Plan, awards may be made in common shares of Whitestone or units in Whitestone’s operating partnership, which may be converted into common shares.  Subject to adjustment as provided by the terms of the Plan, the maximum aggregate number of common shares with respect to which awards may be granted under the Plan is 2,063,885, plus the Share Increase.

If any common shares covered by an award under the Plan are forfeited or if any such award otherwise terminates, expires unexercised or is cancelled, such common shares shall again become shares with respect to which awards can be made under the Plan.  Common shares issued under the Plan may be either newly issued common shares or common shares that have been reacquired by Whitestone. In addition, shares that are canceled, tendered or withheld in payment of all or part of the exercise price of an award or in satisfaction of withholding tax obligations, and shares that are reacquired with cash tendered in payment of the exercise price of an award, will be included in or added to the number of shares available for grant under the Plan.  Common shares issued by Whitestone as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by Whitestone, or with which Whitestone combines (“Substitute Awards”), do not reduce the number of shares available for awards under the Plan.

In addition, the Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Under these limitations, no single participant may receive options or stock appreciation rights (“SARs”) in any calendar year that, taken together, relate to more than 500,000 common shares, subject to adjustment in certain circumstances. In addition, the maximum number of common shares that may be issued by options intended to be incentive stock options will be limited to 2,063,885 shares, during the life of the Plan.

With certain limitations, awards made under the Plan shall be adjusted by the Compensation Committee of the Board of Trustees (the “Committee”) to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting Whitestone.

Eligibility and Administration.  Current and prospective officers, employees and trustees of, and consultants to, Whitestone or its subsidiaries or affiliates are eligible to be granted awards under the Plan. As of June 18, 2008, approximately 50 individuals were eligible to participate in the Plan.  However, Whitestone has not at the present time determined who will receive an award or how they will be allocated.  The Committee will administer the Plan, except with respect to awards to non-employee trustees, for which the Plan will be administered by the Board.  Subject to the terms of the Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the Plan, and make all other determinations which may be necessary or desirable for the administration of the Plan.

Stock Options and Stock Appreciation Rights.  The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options.  The Committee may specify the terms of such grants subject to the terms of the Plan.  The Committee is also authorized to grant SARs, either with or without a related option.  The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a common share on the date of the grant, except in the case of Substitute Awards.  The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding 10 years.  Incentive stock options that are granted to holders of more than 10% of Whitestone’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs will be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to Whitestone of the amount of the option price for the number of shares with respect to which the option is then being exercised.

Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to Whitestone of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares.  In addition, if permitted by the Committee in its sole discretion, payment may also be made in whole or in part in the form of an option to acquire shares or in the form of another award (based, in each case, on the fair market value of such option or award on the date the option is exercised).  Subject to applicable securities laws, an option may also be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of Whitestone, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes.  Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.  Subject to certain exceptions for non-qualified stock options, options are generally not transferable other than by will or the laws of descent or distribution.

Restricted Common Shares and Restricted Common Share Units.  The Committee is authorized to grant restricted common shares and restricted common share units.  Restricted common shares are common shares subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement.  Restricted shares are also subject to restrictions on voting rights and receipt of dividends.  None of the restricted common shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Each restricted common share unit has a value equal to the fair market value of a common share on the date of grant.  The Committee determines, in its sole discretion, the restrictions applicable to the restricted common share units.  A participant may be credited with dividend equivalents on any vested restricted common share units at the time of any payment of dividends to shareholders on common shares.  Except as determined otherwise by the Committee, restricted common share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of Whitestone, unless the participant remains in continuous employment of Whitestone for the restricted period and any other restrictive conditions relating to the restricted share units are met.

Restricted Unit Award.  The Committee is authorized to grant units in our Operating Partnership, subject to the terms of the limited partnership agreement of the Operating Partnership.  The units would be represented by a restricted unit award agreement.  A participant who is receives a restricted unit award agreement has immediate rights of ownership in the units underlying the award, but such units are subject to restrictions in accordance with the terms and provisions of the Plan and the limited partnership agreement of the Operating Partnership, as amended, and may be subject to additional restrictions in accordance with the terms of a restricted unit award agreement, including provisions causing the units to be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of any award agreement pertaining to the award.

Performance Awards.  A performance award consists of a right that is denominated in cash or common shares, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine.  Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee.  Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award.  A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may otherwise determine.

Performance awards are subject to certain specific terms and conditions under the Plan.  Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer (as defined in Section 162(m)) under the Plan is intended to be performance-based compensation within the meaning of Section 162(m).  Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to Whitestone or any of its subsidiaries, operating units, business segments or divisions:

•      earnings before interest, taxes, depreciation and/or amortization;
•      operating income or profit;
•      operating efficiencies;
•      return on equity, assets, capital, capital employed or investment;
•      net income;
•      earnings per share;
•      utilization;
•      net investment income;
•      gross profit;
•      loan loss ratios;
•      stock price or total shareholder return;
•      net asset growth;
•      debt reduction;
•      funds from operations;
•      strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or
•      any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of Whitestone or any subsidiary, operating unit or division of Whitestone and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ stock and/or shares outstanding, or to assets or net assets.  The Committee may appropriately adjust any evaluation of performance under criteria set forth in the Plan to exclude any of the following events that occurs during a performance period:

•	asset write-downs;
•	litigation or claim judgments or settlements;
•	the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results;
•	accruals for reorganization and restructuring programs; and
•
any extraordinary non-recurring items as described in Statement of Financial Accounting Standards No. 144 and/or in management’s discussion and analysis of financial condition and results of operations appearing in Whitestone’s annual report to shareholders for the applicable year

To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or other time required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period.

Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period.  In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.  With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Plan is 500,000 and the maximum annual amount of all performance awards that are settled in cash is $5,000,000.

Other Share-Based Awards.  The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to the common shares. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Plan.

Non-Employee Trustee Awards.  Subject to applicable legal requirements, the Board may provide that all or a portion of a non-employee trustee’s annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other share-based awards, including unrestricted shares, either automatically or at the option of the non-employee trustees.  The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee trustee’s service as a member of the Board.  Non-employee trustees are also eligible to receive other awards pursuant to the terms of the Plan, including options and SARs, restricted shares and restricted share units, and other share-based awards upon such terms as the Committee may determine; provided, however, that with respect to awards made to members of the Committee, the Plan will be administered by the Board.

Termination of Employment.  The Committee will determine the terms and conditions that apply to any award upon the termination of employment with Whitestone, its subsidiaries and affiliates, and provide the terms in the applicable award agreement or in its rules or regulations.

Change in Control.  The Committee may specify in the applicable award agreement at or after grant, or otherwise by resolution prior to a Change in Control (as described below), that all or a portion of the outstanding awards under the Plan shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control. As defined in the Plan, a Change in Control would generally include the following events:

•
Any person, or group, other than the Company or one of it subsidiaries, becomes the beneficial owner of more than 35% of the combined voting power of the then outstanding securities of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business).

•
In connection with a merger, tender offer or other business combination, less than a majority of the combined voting power of the then outstanding securities of the Company after such transaction are held in the aggregate by the holders of the Company’s securities immediately prior to such transaction.

•	A complete liquidation or dissolution of the Company.
•	The sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).
•
During any period of 2 consecutive years, individuals who at the beginning of the 2 year period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each trustee of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the trustees of the Company then still in office and were in office before the 2 year period and otherwise not put in office in connection with any event listed above.

•	The sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).
•
with respect to Award Agreements for the chief executive officer and the chief operating officer only, a termination of the chief executive officer without cause, excluding non-appealable determinations by a court of law for fraud, gross negligence, or willful neglect, which would be considered termination for cause.

Amendment and Termination.  The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion of the Plan at any time, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if (a) such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply or (b) if such amendment, alteration, suspension, discontinuation or termination constitutes a material revision to the Plan. Among other things, a material revision includes:

•	a material increase in the number of shares subject to the Plan (other than the Share Increase);
•	an expansion of the types of awards under the Plan;
•	a material expansion of the class of employees, trustees or other participants eligible to participate in the Plan;
•	a material extension of the term of the 2008 Plan; and
•	a material change to the method of determining option price under the Plan.

A material revision does not include any revision that curtails rather than expands the scope of the Plan.  Subject to certain restrictions in the Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively.  The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options.  The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.

Other Terms of Awards.  Whitestone may take action, including the withholding of amounts from any award made under the Plan, to satisfy withholding and other tax obligations.  The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award.

Effective Date.  The Plan will be effective upon approval by the shareholders at the 2008 annual meeting.

Because awards granted under the Plan will be made at the discretion of the Committee, the benefits that will be awarded under the Plan are not currently determinable.

Certain Federal Income Tax Consequences.  The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Plan.

Tax consequences to Whitestone and to participants receiving awards will vary with the type of award.  Generally, a participant will not recognize income, and Whitestone is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR or a restricted share award.  A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply).  Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable common shares acquired on the date of exercise.

If a participant sells common shares stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the common shares at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares), and (ii) the exercise price.  Otherwise, a participant’s disposition of common shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

Whitestone generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option.  Whitestone generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant.  Accordingly, Whitestone will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise.  Whitestone will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR.  Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common shares at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant.  The participant also is subject to capital gains treatment on the subsequent sale of any common shares acquired through the exercise of an SAR or restricted share award.  For this purpose, the participant’s basis in the common shares is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).  Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.

Restricted unit awards consisting of operating partnership units that constitute “profits interests” within the meaning of the Code and published IRS guidance generally will not be taxed to the recipient at the time of grant.  Instead, such units generally will be taxed upon their disposition.  Generally, under such circumstances, no deduction is available to the Company or the Operating Partnership upon the grant, vesting or disposition of the units.  Alternatively, restricted unit awards consisting of operating partnership units that do not constitute “profits interests” within the meaning of the Code and IRS guidance generally will be taxed to the recipient at the time of grant based on the difference in the value of the unit on the date of grant and the amount paid for such unit by the recipient.  Any amount included in the taxable income of the recipient of the unit upon the grant should result in a corresponding deduction to the Company or the Operating Partnership. Recipients of operating partnership units will be required to report on their income tax returns their allocable shares of the Operating Partnership’s income, gain, loss, deduction, and credit, regardless of whether the Operating Partnership makes a distribution of cash to such recipients.  Further, distributions of cash from the Operating Partnership to recipients of units may be taxable to the recipient to the extent that such amounts received exceed the basis in their units

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives.  However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it.  Whitestone intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations.

The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the Plan.  This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Plan are urged to consult a tax advisor as to the tax consequences of participation.

The Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

SHAREHOLDER PROPOSALS

We will consider for inclusion in our proxy materials for the 2009 annual meeting of shareholders, shareholder proposals that are received at our executive offices no later than March 29, 2009 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at Whitestone REIT, 2600 S. Gessner, Suite 500, Houston, Texas, 77063.

Pursuant to Whitestone REIT’s bylaws, as amended, shareholders wishing to submit proposals or trustee nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2009 annual meeting of shareholders, you must notify our Corporate Secretary, in writing, not later than the close of business on______, nor earlier than the close of business on_________. We also advise you to review Whitestone REIT’s bylaws, which contain additional requirements about advance notice of shareholder proposals and trustee nominations, including the different notice submission date requirements in the event that we mail out the notice for our 2009 annual meeting of shareholders 30 days before or after ______. The Chairman of the 2009 annual meeting of shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Trustees for the 2009 annual meeting of shareholders will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which Whitestone REIT has not been provided with timely notice and (ii) any proposal made in accordance with Whitestone REIT’s bylaws, if the 2009 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

Shareholder Nominations for Trustee

If a shareholder is recommending a candidate to serve on the Board of Trustees, the recommendation must include the information specified in Whitestone REIT’s bylaws, including the following:

•	the shareholder’s name and address, and the class, series and number of all shares of Whitestone REIT which are owned beneficially by such shareholder;
•	to the extent known by such shareholder, the name and address of any other shareholder supporting such candidate;
•	the name, age, business address and residence address of such candidate proposed;
•
the class, series and number of shares of Whitestone REIT which are owned beneficially and of record by such candidate and the date such shares were acquired and the investment intent of such acquisition;

•	the nominee’s written consent to being named in Whitestone REIT’s proxy statement as a nominee and to serving as a trustee if elected; and
•
all information regarding the nominee that would be required to be included in Whitestone REIT’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any other trustee or directorships held by the nominee.

If a shareholder proposes to bring any other business before the 2009 annual meeting, the proposal must include a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest or anticipated interest in such business of such shareholder and any person associated with such shareholder.

PROPOSAL NO. 3:

AMENDING AND RESTATING OUR DECLARATION OF TRUST

Overview of Reasons for Proposed Changes

The Company was originally structured as an externally-advised and managed REIT conducting business solely through an external adviser pursuant to separate investment advisory and asset management agreements.  The Company’s Amended and Restated Declaration of Trust, as filed with the Maryland Department of Assessments and Taxation on July 28, 2004 (the “Current Declaration”), was originally set up to accommodate the Company’s former structure as an externally advised and managed REIT.  In addition, many of the provisions in the Current Declaration were included in order to comply with the requirements of the North American Securities Administrators Association (“NASAA”) guidelines for offerings, as adopted by many of the states, in order to oermit the Company to conduct a continuous offering of the Company’s common shares registered with the SEC and in the several states.

In October 2006, the Company converted to a self-advised, self-managed REIT conducting business under the supervision of its Board of Trustees through its officers and employees.  In addition, the Company discontinued raising equity capital through the sale of the Company’s common shares in a continuous offering registered with the SEC and the several states, and is no longer required to comply with the NASAA guidelines imposed on REITs who sell securities that are not listed on a national securities exchange. The Company intends to pursue additional capital and the listing of its common shares on a national securities exchange as soon as market conditions permit.

We did not amend our Current Declaration in order to accommodate for our new business structure, to account for the fact that the Company is no longer externally advised and managed or to otherwise prepare for a future equity offering.  The provisions in the Current Declaration are not consistent with the Company’s current management structure and capital plans.  We believe the Current Declaration in its present form would require significant amendment and restatement prior to the execution of a public offering and listing of the Company’s common shares.

For these reasons, we are asking you to approve an amendment and restatement of our Current Declaration. By doing so, our trustees will be given powers substantially similar to those granted to directors of most publicly traded REITs. We believe we will be able to operate in a more efficient and economical manner by allowing our board of trustees to react quickly to opportunities to list our common shares and to changes in the competitive and regulatory environment in which we operate. If the proposal to adopt the Second Amendment and Restatement of our Declaration of Trust is not approved at the annual meeting, we would have to wait to undertake the amendment in connection with a listed offering, and a delay in shareholder approval could adversely affect the success of the offering.

The Board of Trustees believes that it is advisable and in the best interests of the Company to amend and restate the Company’s Declaration of Trust in order to accommodate the Company’s current structure as an internally-advised and managed REIT and to prepare for an offering of additional common shares of beneficial interest in the Company and the listing of such shares.

Recommendation

Our Board of Trustees unanimously recommends that you vote “FOR” Proposal No. 3, authorizing the Board to adopt and execute the Second Amended and Restated Declaration of Trust for Whitestone REIT.

Comparison of Provisions of Our Current Declaration of Trust to the Proposed Second Amended and Restated Declaration of Trust

Below is a comparison of what we believe to be the material changes in the Second Amended and Restated Declaration of Trust of the Company as compared to the Current Declaration.  This comparison is not an exhaustive listing of all changes and we would encourage you to carefully read the enclosed Second Amended and Restated Declaration of Trust attached to this Proxy Statement as Annex B.

The following table summarizes only those provisions where the proposed Second Amended and Restated Declaration of Trust is substantially different from the Current Declaration.

	Current Declaration of Trust	Second Amended and Restated Declaration of Trust
Name
The current Declaration of Trust provides that our name is “Hartman Commercial Properties REIT.” As allowed by the current Declaration of Trust, the change of the name to “Whitestone REIT” was approved by the Board and became effective April 6, 2007.

The proposed Declaration of Trust correctly reflects our name as “Whitestone REIT.” As before, the Board may change the name without shareholder approval.
Dividend and Distributions
The Board may from time to time authorize dividends distributions as the Board in its discretion shall determine. In-kind distributions are allowed under certain circumstances in conjunction with acceptance by the shareholder.

The Board may from time to time authorize dividends distributions as the Board in its discretion shall determine. The proposed Declaration of Trust does not provide for in-kind distributions.
Suitability of Shareholders	Investors are required to meet certain suitability standards, as required by securities laws of individual states.	As the Company does not intend to offer unlisted shares through registered state securities offerings in the future, the proposed Declaration of Trust does not address suitability standards.
Repurchase of Shares	The Board may establish repurchase programs.	The proposed Declaration of Trust does not specifically allow or preclude the repurchase of shares by the Company.
Number of Trustees	The number of Trustees, initially six, may be increased or decreased from time to time pursuant to the Bylaws, provided that the total number shall not be fewer than three (3).	The number of Trustees is currently four (4), but such number may be increased or decreased pursuant to the Bylaws.

Term of Trustees	Pursuant to the Articles Supplementary, the Board “opted-in” to Section 3-803, which provides for a staggered Board, with each Trustee serving a three (3) year term.
No change from the election in the Articles Supplementary.  The Trustees are divided into 3 classes with 3 year terms until such time that the Board decides to “opt-out” of the requirements of Section 3-803 of the MGCL, in which case the Trustees would serve 1 year terms and would be elected annually at the annual shareholders meeting.

Advisor	The current Declaration of Trust provides for the appointment and various obligations of and payment to an external advisor. The Company was previously externally managed by an advisor.	Because the Company is no longer externally managed, the proposed Declaration of Trust omits provisions regarding an advisor.
Investment Objectives and Limitations	The current Declaration of Trust provides objectives and limitations on the Company’s investment policies.
As the Company does not intend to offer unlisted shares through registered state securities offerings in the future, the proposed Declaration of Trust is not required to address such investment objectives.

Conflicts of Interest	The current Declaration of Trust addresses potential conflicts of interest between the Company, any sponsor and its advisor.
Because the Company is now internally managed and does not intend to offer securities through registered state securities offerings in the future, the proposed Declaration of Trust does not address such conflicts of interest.

Right of Inspection	Any shareholder is permitted access to the books and records of the Trust upon reasonable notice during normal business hours.	Unchanged, however, mechanics are governed by Section 2-512 of MGCL.
Access to Shareholder List	A shareholder list may be requested by a shareholder and shall be mailed within 10 days of the receipt of the request upon a reasonable charge.	Mechanics are governed by Section 2-513 of MGCL, which permits a 5% shareholder to request a copy of the current stock ledger of the company.

Reports	The Trustees shall mail to each shareholder an annual report within 120 days after the end of each fiscal year containing certain information regarding the advisor and related fees.
As the Company is subject to the Securities Exchange Act of 1934, it is required to file an annual report on From 10-K for each year, and these reports are publicly available on the Company’s website and the SEC’s website. Because the Company is no longer externally managed, such information regarding the advisor as previously required by the Declaration of Trust is no longer applicable.

Duration
Under the current Declaration of Trust, twelve years after the Company’s first offering, if the Company is not in the process of listing or making an orderly dissolution, upon receipt by the Secretary of written requests from shareholders holding ten percent of the outstanding common shares, the Company must proxy the shareholders as to whether the Company should be dissolved.

The Company shall continue perpetually unless terminated by adoption of resolution by the Board and submission of the matter to the shareholders for approval, to be approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

Removal of Trustees	Pursuant to the Articles Supplementary, shareholders can remove any trustee by the affirmative vote of at least two-thirds (2/3) of all votes entitled to be cast.	No change from Articles Supplementary. Shareholders can remove any trustee by the affirmative vote of at least two-thirds (2/3) of all votes entitled to be cast.
Shareholder Action without a Meeting
Permits Bylaws to contain a provision permitting shareholders to take action by written consent of the requisite number of shares required to take such action, without holding a meeting. The Company’s Bylaws do not currently contain such provision.
Permits shareholder action without a meeting only upon unanimous written or electronic consent of the shareholders.

OTHER BUSINESS

The Board of Trustees knows of no other business to be presented for action at the annual meeting. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

You are cordially invited to attend the annual meeting of shareholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying white proxy card in the enclosed postage-paid envelope.

By order of the Board of Trustees,

John J. Dee
Chief Operating Officer and Corporate Secretary

June __, 2008
Houston, Texas

ANNEX A

WHITESTONE REIT 2008 LONG-TERM EQUITY INCENTIVE OWNERSHIP PLAN

WHITESTONE REIT

2008 LONG-TERM EQUITY INCENTIVE OWNERSHIP PLAN

WHITESTONE REIT
2008 LONG-TERM EQUITY INCENTIVE OWNERSHIP PLAN

Section 1.	Purpose.

This plan shall be known as the “Whitestone REIT 2008 Long-Term Equity Incentive Ownership Plan” (the “Plan”).  The purpose of the Plan is to promote the interests of Whitestone REIT, a Maryland real estate investment trust (the “Company”), its Subsidiaries and its shareholders by (i) attracting and retaining key officers, employees, and trustees of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of equity in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders.  With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

(b)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Common Share Award, Restricted Common Share Unit, Restricted Unit Award, Performance Award, Other Share-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish or which are required by applicable legal requirements.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

(d)           “Board” shall mean the Board of Trustees of the Company.

(e)           “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:

(i)    any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of trustees of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business);

(ii)    as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the trustees of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of trustees of the Company immediately prior to such transaction;

(iii)    during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each Trustee of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the Trustees of the Company then still in office who were (a) Trustees of the Company at the beginning of any such period, and (b) not initially (1) appointed or elected to office as result of either an actual or threatened election and/or proxy contest by or on behalf of a Person other than the Board, or (2) designated by a Person who has entered into an agreement with the Company to effect a transaction described in (i) or (ii) above or (iv) or (v) below;

(iv)    a complete liquidation or dissolution of the Company;

(v)    the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary); or

(vi)    with respect to Award Agreements for the chief executive officer and the chief operating officer only, a termination of the chief executive officer without cause, excluding non-appealable determinations by a court of law for fraud, gross negligence, or willful neglect, which would be considered termination for cause.

(f)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g)           “Committee” shall mean a committee of the Board composed of not less than two Non-Employee Trustees, at least two of whom shall be (i) a “non-employee director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m) and the regulations promulgated under the Code, and each of whom shall be “independent” within the meaning of the listing standards of the Nasdaq Stock Market.  To the extent that compensation realized in respect of Awards is intended to be “performance based” under Section 162(m) of the Code and the Committee is not comprised solely of individuals who are “outside directors” within the meaning of Section 162(m) of the Code, the Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements.

(h)           “Common Shares” or “Shares” shall mean the common shares of beneficial interest, par value $0.001 per share, of the Company.

(i)           “Consultant” shall mean any consultant to the Company or its Subsidiaries or Affiliates.

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(j)           “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.

(k)           “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.

(l)           “Employee” shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

(m)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)           “Fair Market Value” with respect to the Common Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the average of the closing sales prices of the Common Shares on all national securities exchanges on which the Common Shares may at the time be listed, or any other such exchange on which the Common Shares are traded, on such date, or in the absence of reported sales on such date, the average closing sales prices on the immediately preceding date on which sales were reported, (ii) if on any day the Common Shares shall not be quoted on a national securities exchange, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization, or (iii) in the event there is no public market or over-the-counter market for the Common Shares on such date, the fair market value as determined, in good faith, by the Board or Committee in its sole discretion, and for purposes of a sale of a Common Share as of any date, the actual sales price on that date.

(o)           “Incentive Stock Option” shall mean an option to purchase Common Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(p)           “Non-Qualified Stock Option” shall mean an option to purchase Common Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

(q)           “Non-Employee Trustee” shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

(r)           “Operating Partnership” means Whitestone REIT Operating Partnership, L.P.

(s)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(t)           “Option Price” shall mean the purchase price payable to purchase one Common Share upon the exercise of an Option.

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(u)           “Other Share-Based Award” shall mean any Award granted under Sections 9 or 10 of the Plan.

(v)           “Participant” shall mean any Employee, Trustee, Consultant or other person who receives an Award under the Plan.

(w)           “Performance Award” shall mean any Award granted under Section 8 of the Plan.

(x)           “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(y)           “Restricted Common Share” shall mean any Common Share granted under Sections 7 or 10 of the Plan.

(z)           “Restricted Common Share Unit” shall mean any unit granted under Sections 7 or 10 of the Plan.

(aa)           “Restricted Unit Award” means an award of units in the Operating Partnership granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the units underlying the award, but such units are subject to restrictions in accordance with the terms and provisions of this Plan and the limited partnership agreement of the Operating Partnership, as amended, and may be subject to additional restrictions in accordance with the terms of an Award Agreement pertaining to the Award, including provisions causing the units to be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of any Award Agreement pertaining to the Award.

(bb)           “Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant’s 65th birthday.

(cc)           “SEC” shall mean the Securities and Exchange Commission or any successor thereto.

(dd)           “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

(ee)           “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.

(ff)           “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted under Sections 6 or 10 of the Plan that entitles the holder to receive, with respect to each Common Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement.  In the absence of such a determination, the holder shall be entitled to receive, with respect to each Common Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.

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(gg)           “Subsidiary” shall mean any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

(hh)           “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

(ii)           “Trustee” shall mean a member of the Board.

Section 3.	Administration.

3.1           Authority of Committee.  The Plan shall be administered by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Non-Employee Trustees, all references in the Plan to the Committee shall be deemed to be references to the Board.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances, Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Common Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.  The exercise of an Option or receipt of an Award shall be effective only if an Award Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Award.

3.2          Committee Discretion Binding.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.

3.3          Delegation.  Subject to the terms of the Plan, the Committee’s charter and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or trustees of the Company for purposes of Section 16 of the Exchange Act or who are otherwise not subject to such section.

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Section 4.	Common Shares Available For Awards.

4.1           Common Shares Available.  Subject to the provisions of Section 4.2 hereof, the maximum aggregate number of Common Shares that may be delivered to Participants and their beneficiaries under the Plan shall be 12.5% of the aggregate number of Common Shares and units of the Operating Partnership issued and outstanding (other than units issued to or held by the Company) at any time on or before such date and after the Effective Date, which equaled 2,063,885 Common Shares as of the Effective Date.  The maximum aggregate number of Common Shares with respect to which Awards may be granted under the Plan will be increased to account for the issuance of additional Common Shares or units in the Operating Partnership, in an amount up to 12.5% of the aggregate additional Common Shares or units issued, including Common Shares or units included in the Plan so that the 12.5% is not diluted.  Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, (i) no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 500,000 Common Shares and (ii) the maximum number of Common Shares that may be issued by Options intended to be Incentive Stock Options shall be 2,063,885 Common Shares. If, after the Effective Date of the Plan, any Common Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award otherwise terminates, expires unexercised or is canceled, then the Common Shares covered by such Award, or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become Common Shares with respect to which Awards may be granted in accordance with the formula described above.  In addition, Common Shares that are canceled, tendered or withheld in payment of all or part of the Option Price or exercise price of an Award or in satisfaction of withholding tax obligations, and Common Shares that are reacquired with cash tendered in payment of the Option Price or exercise price of an Award, will be included in or added to the number of Common Shares available for grant under the Plan.

4.2          Adjustments.  In the event that any unusual or non-recurring transactions, including an unusual or non-recurring dividend or other distribution (whether in the form of an extraordinary cash dividend, dividend of Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares, then the Committee shall in an equitable and proportionate manner (and, as applicable, in such equitable and proportionate manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder and with Section 162(m) of the Code) either: (i) adjust any or all of (1) the aggregate number of Common Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Common Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Common Shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan; and (4) the limits on the number of Common Shares that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award.

4.3          Substitute Awards.  Any Common Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Common Shares available for Awards under the Plan.

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4.4          Sources of Common Shares Deliverable Under Awards.  Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of issued Common Shares which have been reacquired by the Company.

Section 5.	Eligibility.

Any Employee, Trustee or Consultant shall be eligible to be designated a Participant; provided, however, that Non-Employee Trustees shall only be eligible to receive Awards granted consistent with Section 10.

Section 6.	Stock Options And Stock Appreciation Rights.

6.1          Grant.  Subject to the provisions of the Plan including, without limitation, Section 3.3 above and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Common Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR.  An Option may be granted with or without a related SAR.  A SAR may be granted with or without a related Option.  The Committee shall have the authority to grant Incentive Stock Options, and to grant Non-Qualified Stock Options.  In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.  A person who has been granted an Option or SAR under this Plan may be granted additional Options or SARs under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in of Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2          Price.  The Committee in its sole discretion shall establish the Option Price at the time each Option is granted.  Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Shares with respect to which the Option is granted on the date of grant of such Option.  Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 14 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the canceled Options.  Except with respect to Substitute Awards, SARs may not be granted at a price less than the Fair Market Value of a Common Share on the date of grant.

6.3          Term.  Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement.  The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan.  Notwithstanding the foregoing, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

6.4          Exercise.

       (a)    Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter.  The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.

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       (b)    The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable.  The exercise of any Option granted hereunder shall be effective only at such time as the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

       (c)    An Option or SAR may be exercised in whole or in part at any time, with respect to whole Common Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Common Shares with respect to which the Option is then being exercised.

       (d)    Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of Common Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee), valued at the Fair Market Value of such Common Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, or (ii) by a combination of such cash (or cash equivalents) and such Common Shares; provided, however, that the optionee shall not be entitled to tender Common Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company.  In addition, if permitted by the Committee in its sole discretion, payment may also be made in whole or in part in the form of an option to acquire Common Shares or in the form of another Award hereunder (based, in each case, on the Fair Market Value of such option or Award on the date the Option is exercised, as determined by the Committee).  Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Common Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes.  Until the optionee has been issued the Common Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Common Shares.

       (e)    At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Shares or a combination of cash and Common Shares.  A fractional Common Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

6.5          Ten Percent Stock Rule.  Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Common Shares of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

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6.6          Transferability of Options.  An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a Non-Qualified Option, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances.

Section 7.	Restricted Common Shares, Restricted Common Share Units and Restricted Unit Awards.

7.1          Grant.

       (a)    Subject to the provisions of the Plan and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Common Shares and Restricted Common Share Units shall be granted, the number of Restricted Common Shares and/or the number of Restricted Common Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Common Shares and Restricted Common Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Common Share and Restricted Common Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

       (b)    Each Restricted Common Share and Restricted Common Share Unit Award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Common Share or Restricted Common Share Unit Award.  Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse.  If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Common Shares covered by the Restricted Common Share or Restricted Common Share Unit Award.  The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions under which restrictions on the Common Shares may lapse or that will subject the Common Shares to forfeiture and transfer restrictions, including by reference to those performance goals enumerated in Section 11 hereof.  The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Common Share and Restricted Common Share Unit Awards.

       (c)    Subject to the provisions of the Plan and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Unit Awards shall be granted, the number of units in the Operating Partnership to be granted to each Participant, and the other terms and conditions of such Awards. Units in the Operating Partnership awarded pursuant to a Restricted Unit Award may be subject to such terms, conditions and restrictions as determined by the Committee for periods determined by the Committee in addition to the terms, conditions and restrictions as contained in the limited partnership agreement of the Operating Partnership.

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7.2          Delivery of Common Shares and Transfer Restrictions.  At the time of a Restricted Common Share Award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee.  Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine.  The applicable Award Agreement will specify whether a grantee has the right to receive dividends and/or the right to vote with respect to the Restricted Common Shares prior to the lapsing of transfer restrictions.  Unless otherwise provided in the applicable Award Agreement, the grantee shall have all other rights of a shareholder with respect to the Restricted Common Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the Restricted Common Share Award are met.  Unless otherwise provided in the applicable Award Agreement, any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to Restricted Common Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

7.3          Termination of Restrictions.  At the end of the restricted period and provided that any other restrictive conditions of the Restricted Common Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Common Share Award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.

7.4          Payment of Restricted Common Share Units.  Each Restricted Common Share Unit shall have a value equal to the Fair Market Value of a Common Share.  Restricted Common Share Units shall be paid in cash, Common Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.  The applicable Award Agreement will specify whether a Participant will be entitled to receive dividend rights in respect of Restricted Stock Units at the time of any payment of dividends to shareholders on Common Shares.  If the applicable Award Agreement specifies that a Participant will be entitled to receive dividend rights, (i) the amount of any such dividend right shall equal the amount that would be payable to the Participant as a shareholder in respect of a number of Common Shares equal to the number of Restricted Stock Units then credited to the Participant, (ii) any such dividend right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Common Shares, and (iii) the applicable Award Agreement will specify whether dividend equivalents shall be paid in respect of Restricted Common Share Units that are not yet vested.  Except as otherwise determined by the Committee at or after grant, Restricted Common Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Common Share Units and all rights of the grantee to such Restricted Common Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Common Share Units were granted and unless any other restrictive conditions relating to the Restricted Common Share Unit Award are met.

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Section 8.	Performance Awards.

8.1          Grant.  The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Common Shares (including but not limited to Restricted Common Shares and Restricted Common Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

8.2          Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3          Payment of Performance Awards.  Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis.  Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made.  A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

Section 9.	Other Share-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive an Other Share-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 or 7 above and (ii) an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Share-Based Award.

Section 10.	Non-Employee Trustee Awards.

10.1          The Board may provide that all or a portion of a Non-Employee Trustee’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Trustee) in the form of Non-Qualified Stock Options, Restricted Common Shares, Restricted Common Share Units and/or Other Share-Based Awards, including unrestricted Common Shares.  The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Trustee’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

10.2          Subject to applicable legal requirements, the Board may also grant Awards to Non-Employee Trustees pursuant to the terms of the Plan, including any Award described in Sections 6, 7 or 9 above.

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Section 11.	Provisions Applicable To Covered Officers And Performance Awards.

11.1          Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.  Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.

11.2          The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below.  For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:

(a)	earnings before interest, taxes, depreciation and/or amortization;

(b)	operating income or profit;

(c)	operating efficiencies;

(d)	return on equity, assets, capital, capital employed or investment;

(e)	net income;

(f)	earnings per share;

(g)	utilization;

(h)	net investment income;

(i)	gross profit;

(j)	loan loss ratios;

(k)	stock price or total shareholder return;

(l)	net asset growth;

(m)	debt reduction;

(n)	funds from operations;

(o)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; or

(p)	any combination thereof.

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Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Common Shares outstanding, or to assets or net assets.  The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period:  (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Financial Accounting Standard 144 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.

11.3          With respect to any Covered Officer, the maximum annual number of Common Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 500,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $5,000,000.

11.4          To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period.  Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period.  In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.

Section 12.	Termination Of Employment.

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company, by a Participant voluntarily, or by reason of death, Disability or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

Section 13.	Change In Control.

The Committee may specify in the applicable Award Agreement at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.

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Section 14.	Amendment And Termination.

14.1          Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if (a) such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply or (b) if such amendment, alteration, suspension, discontinuation or termination constitutes a material revision to the Plan. For the purpose of the foregoing, a material revision shall be deemed to include (but shall not be limited to): (i) a material increase in the number of shares subject to the Plan under Section 4; (ii) an expansion of the types of Awards under the Plan; (iii) a material expansion of the class of employees, trustees or other Participants eligible to participate in the Plan; (iv) a material extension of the term of the Plan; (v) a material change to the method of determining the Option Price under the Plan; and (vi) an amendment to Section 6.2 of the Plan. A material revision shall not include any revision that curtails rather than expands the scope of the Plan.

14.2          Amendments to Awards.  Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

14.3          Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.

14.4           Section 409A Compliance.  No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code.  Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

Section 15.	General Provisions.

15.1          Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.  No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.

15.2          Dividend Equivalents.  In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Common Shares, other securities or other property on a current or deferred basis.  All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Common Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.  The total number of Common Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Common Shares or credited as Performance Awards.

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15.3          No Rights to Awards.  No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards need not be the same with respect to each Participant.

15.4          Common Share Certificates.  All certificates for Common Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Common Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.5          Withholding.  A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.  The Committee may provide for additional cash payments to holders to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

15.6           Award Agreements.  Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto.  In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail.  The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted.  The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document.  The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

15.7          No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Common Shares, Restricted Common Share Units, Other Share-Based Awards or other types of Awards provided for hereunder.

15.8          No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate.  Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

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15.9          No Rights as Shareholder.  Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Common Shares to be distributed under the Plan until such person has become a holder of such Common Shares.  Notwithstanding the foregoing, in connection with each grant of Restricted Common Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Common Shares.

15.10        Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to conflicts of laws principles.

15.11        Severability.  If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15.12        Other Laws.  The Committee may refuse to issue or transfer any Common Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Common Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15.13        No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

                15.14        No Fractional Common Shares.  No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                15.15                                Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 16.	Term Of The Plan.

16.1           Effective Date. Subject to the approval of the shareholders of the Company at the Company’s 2008 annual meeting of its shareholders, the Plan shall be effective as of July 29, 2008 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting.

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16.2          Expiration Date.  No new Awards shall be granted under the Plan after the tenth anniversary of the Effective Date.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

6849743.5

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WHITESTONE REIT

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:                            Whitestone REIT, a Maryland real estate investment trust (the “Trust”) under the Maryland REIT Law, desires to amend and restate its Declaration of Trust (as so amended and restated, the “Declaration of Trust”). The amendment to and restatement of the Declaration of Trust of the Trust as herein set forth has been duly approved and advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

SECOND:                       The following provisions are all the provisions of the Declaration of Trust as hereby amended and restated:

ARTICLE I
FORMATION

The Trust is a real estate investment trust within the meaning of the Maryland REIT Law. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”)).

ARTICLE II
NAME

The name of the Trust is: Whitestone REIT.

The Board of Trustees of the Trust (the “Board of Trustees” or “Board”) may change the name of the Trust without approval of the shareholders. Under circumstances in which the Board determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III
PURPOSES AND POWERS

Section 3.1                      Purposes. The purposes for which the Trust is formed are to engage in any lawful act or activity, including, without limitation or obligation, to invest in and to acquire, hold, manage, administer, control and dispose of property (including mortgages) including, without limitation or obligation, engaging in business as a real estate investment trust (“REIT”) under the Code.

Section 3.2                      Powers. The Trust shall have all of the powers granted to real estate investment trusts by the Maryland REIT Law and all other powers set forth in the Declaration of Trust that are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.

ARTICLE IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name of the resident agent of the Trust in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V
BOARD OF TRUSTEES

Section 5.1                      Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws of the Trust (the “Bylaws”) shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or the Bylaws or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

If the Board determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code.

The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to determine that compliance with any restriction or limitations on ownership and transfers of shares of the Trust’s beneficial interest set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend or repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 5.2                      Number and Classification. The number of Trustees (hereinafter the “Trustees”) is currently four (4), but such number may hereafter be increased or decreased pursuant to the Bylaws. Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect the Declaration of Trust or the powers of the remaining Trustees. The names of the current four Trustees are:

Donald F. Keating
Jack L. Mahaffey
James C. Mastandrea
Chris A. Minton

The Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees in the manner provided in the Bylaws. Election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws.

It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

For so long as the Trust is subject to Section 3-803 of the Maryland General Corporation Law (the “MGCL”), the Trustees (other than any Trustee elected solely by holders of one or more classes or series of Preferred Shares, as hereinafter defined) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible.  At each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors are duly elected and qualify.  At such time, if any, that the Trust is no longer subject to Section 3-803 of the MGCL, each Trustee shall be elected annually and shall serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies.

Section 5.3                      Resignation, Removal or Death. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, a Trustee may be removed at any time, but only with cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two thirds of the Shares then outstanding and entitled to vote generally in the election of Trustees.

Section 5.4                      Determinations by Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with the Declaration of Trust, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares, as hereinafter defined:  the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares; the number of Shares of any class of the Trust; any matter relating to the acquisition, holding and disposition of any assets by the Trust; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees.

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ARTICLE VI
SHARES OF BENEFICIAL INTEREST

Section 6.1                      Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The total number of Shares of all classes that the Trust has authority to issue is 450,000,000 shares of beneficial interest, $0.001 par value per share. 400,000,000 Shares are classified as common shares of beneficial interest, $0.001 par value per share (“Common Shares”), and 50,000,000 Shares are classified as preferred shares of beneficial interest, $0.001 par value per share (“Preferred Shares”).  If shares of one class are classified or reclassified into shares of another class of shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the second sentence of this paragraph.  The Board of Trustees, with the approval of a majority of the entire Board and without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

Section 6.2                      Common Shares. Subject to the provisions of Article VII and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one vote on each matter upon which holders of Common Shares are entitled to vote. The Board of Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of common shares or preferred shares.

Section 6.3                      Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of common shares or preferred shares.

Section 6.4                      Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the Maryland State Department of Assessments and Taxation (the “SDAT”). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.4 may be made dependent upon facts ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.5                      Authorization by Board of Share Issuance. The Board of Trustees may authorize, without approval of any shareholder, the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a share dividend or share split), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.

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Section 6.6                      Dividends and Distributions. The Board of Trustees may from time to time authorize and the Trust may declare to shareholders such dividends or distributions as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize, and the Trust shall endeavor to declare and pay, such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the Code; however, shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared and publicly disclosed by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.6 shall be subject to the preferences of any class or series of Shares at the time outstanding.

Section 6.7                      Transferable Shares; Preferential Dividends. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust that would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code or that would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

Section 6.8                      General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

Section 6.9                      Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

Section 6.10                    Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of shareholders so long as the number of shares combined into one share in any such combination or series of combinations within any period of twelve months is not greater than ten.

Section 6.11                    Declaration of Trust and Bylaws. The rights of all shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the Bylaws.

ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1                      Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.7, provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 7.2.1(b)(i) and Section 7.3.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

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Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person who is or would be treated as an owner of such Shares either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Designated Investment Entity. The term “Designated Investment Entity” shall mean either (i) a pension trust that qualifies for look-through treatment under Section 856(h) of the Code, (ii) an entity that qualifies as a regulated investment company under Section 851 of the Code, or (iii) a Qualified Investment Manager; provided that each beneficial owner of such entity would satisfy the Ownership Limit if such beneficial owner owned directly its proportionate share of the Shares that are held by such Designated Investment Entity.

Designated Investment Entity Limit. The term “Designated Investment Entity Limit” shall mean with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares.

Initial Date. The term “Initial Date” shall mean the date upon which these Articles of Amendment and Restatement are filed with and accepted for record by the SDAT.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

NYSE. The term “NYSE” shall mean The New York Stock Exchange.

Ownership Limit. The term “Ownership Limit” shall mean (i) with respect to the Common Shares, 5% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares; and (ii) with respect to any class or series of Preferred Shares, 9.8% (in value or number of Shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Qualified Investment Manager. The term “Qualified Investment Manager” shall mean an entity (i) who for compensation engages in the business of advising others as to the value of securities or as to the advisability of investing in, purchasing, or selling securities; (ii) who purchases securities in the ordinary course of its business and not with the purpose or effect of changing or influencing control of the Trust, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) who has or shares voting power and investment power within the meaning of Rule 13d-3(a) under the Exchange Act. A Qualified Investment Manager shall be deemed to beneficially own all Common Shares beneficially owned by each of its affiliates, after application of the beneficial ownership rules under Section 13(d)(3) of the Exchange Act; provided such affiliate meets the requirements set forth in the preceding clause (ii).

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Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends or distributions on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Section 7.2                       Shares.

Section 7.2.1                                Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person shall Beneficially Own or Constructively Own Common Shares in excess of the Ownership Limit, other than a Designated Investment Entity, which shall not Beneficially Own or Constructively Own Common Shares in excess of the Designated Investment Entity Limit; and

                             (2) no Person shall Beneficially Own or Constructively Own Preferred Shares in excess of the Ownership Limit.

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that (1) such Beneficial Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT.

(iii) No Person shall Transfer any Shares if, as a result of the Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

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Section 7.2.2                                Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

Section 7.2.3                                Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial or Constructive Ownership of Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, shall give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such acquisition or ownership on the Trust’s status as a REIT.

Section 7.2.4                                Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided, that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends or distributions received on such Shares (an “Actual Owner”), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Ownership Limit or Designated Investment Entity Limit applicable to such owner; and

(b) each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5                                Remedies Not Limited. Subject to Sections 5.1 and 7.4 of the Declaration of Trust, nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT.

Section 7.2.6                                 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. If Section 7.2 or 7.3 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

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Section 7.2.7                                Exemptions from the Ownership Limit.

(a) The Board, in its sole discretion, may exempt, prospectively or retroactively, a Person from the Ownership Limit or Designated Investment Entity Limit if: (i) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit or Designated Investment Entity Limit by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); (iii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); and (iv) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to any exemption thereto granted under this subparagraph (a), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or Designated Investment Entity Limit with respect to such Person (determined without regard to the exemption granted such Person under this subparagraph (a)).

(b) Prior to granting any exemption pursuant to subparagraph (a), the Board, in its sole and absolute discretion, may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT; provided, however, that the Board shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.

(c) Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit or Designated Investment Entity Limit, but only to the extent necessary to facilitate such public offering or private placement.

Section 7.2.8                                Increase in Ownership Limit or Designated Investment Entity Limit. The Board of Trustees may increase the Ownership Limit or Designated Investment Entity Limit for one or more Persons and decrease the Ownership Limit or Designated Investment Entity Ownership Limit for all other Persons subject to the limitations provided in this Section 7.2.8.

(a) The decreased Ownership Limit and/or Designated Investment Entity Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Ownership Limit and/or Designated Investment Entity Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Ownership Limit and/or Designated Investment Entity Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Ownership Limit and/or Designated Investment Entity Ownership Limit.

(b) The Ownership Limit or Designated Investment Entity Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code, could Beneficially Own, in the aggregate, more than 49% of the value of the outstanding Shares.

(c) Prior to the modification of the Ownership Limit or Designated Investment Entity Limit pursuant to this Section 7.2.8, the Board, in its sole and absolute discretion, may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT if the modification in the Ownership Limit or Designated Investment Entity Limit were to be made.

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Section 7.2.9                                Legend. Each certificate for Shares shall bear substantially the following legend:

The shares evidenced by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer. Subject to certain further restrictions and except as expressly provided in the Trust’s Declaration of Trust, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of [5][9.8]% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares, other than a Designated Investment Entity; (ii) no Person may Beneficially Own or Constructively Own Preferred Shares in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares; (iii)  no Designated Investment Entity may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares; (iv) no Person may Beneficially Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Internal Revenue Code of 1986 (the “Code”) or otherwise cause the Trust to fail to qualify as a real estate investment trust under the Code; and (v) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the limitations set forth in the Declaration of Trust must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares evidenced hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem Shares upon the terms and conditions specified by the Board of Trustees in its sole discretion if the Board of Trustees determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. A Person who attempts to Beneficially Own or Constructively Own Shares in violation of the ownership limitations described above shall have no claim, cause of action, or any recourse whatsoever against a transferor of such Shares. All capitalized terms in this legend have the meanings defined in the Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares on request and without charge.

Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

Section 7.3                      Transfer of Shares in Trust.

Section 7.3.1                                Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.7.

Section 7.3.2                                Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

Section 7.3.3                                Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

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Section 7.3.4                                Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.

Section 7.3.5                                Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand. The Charitable Trustee shall have the right and power (but not the obligation) to offer any Share held in trust for sale to the Trust on such terms and conditions as the Charitable Trustee shall deem appropriate.

Section 7.3.6                                Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.7                                Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.

Section 7.4                      Transactions on Exchange. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5                      Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6                      Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

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ARTICLE VIII
SHAREHOLDERS

Section 8.1                      Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

Section 8.2                      Voting Rights. Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (b) amendment of the Declaration of Trust as provided in Article X; (c) termination of the Trust as provided in Section 12.2; (d) merger or consolidation of the Trust, or the sale or disposition of substantially all of the property of the Trust, as provided in Article XI; (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting by a shareholder pursuant to the Bylaws. Except with respect to the matters described in in clauses (a) through (e) above, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.

Section 8.3                      Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4, or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which it may issue or sell.  Holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under the Maryland REIT Law and Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Trustees, upon the affirmative vote of a majority of the Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 8.4                      Extraordinary Actions.  Except as specifically provided in Section 5.3 (relating to removal of Trustees) and in Article X [and Article XII], notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 8.5                      Board Approval. The submission of any action of the Trust to the shareholders for their consideration shall first be recommended, approved or declared advisable by the Board of Trustees.

Section 865                      Action by Shareholders without a Meeting. No action required or permitted to be taken by the shareholders may be taken without a meeting by less than unanimous written or electronic consent of the shareholders of the Trust.

ARTICLE IX
LIABILITY LIMITATION, INDEMNIFICATION
AND TRANSACTIONS WITH THE TRUST

Section 9.1                      Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Trust by reason of his being a shareholder.

Section 9.2                      Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a Maryland real estate investment trust or directors or officers of a Maryland corporation, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.  No Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property, or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

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Section 9.3                      Indemnification. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust and (b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) from and against any claim or liability to which he or she may become subject by reason of his or her status as a present or former shareholder, Trustee or officer of the Trust or service in any such capacity. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification or advancement of expenses to any present or former Trustee or officer who served a predecessor of the Trust, and to any employee or agent of the Trust or a predecessor of the Trust. Any amendment of this section shall be prospective only and shall not affect the applicability of this section with respect to any act or failure to act that occurred prior to such amendment.

Section 9.4                      Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in the Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction, provided, however, that in the case of any contract or transaction in which any Trustee, officer, employee or agent of the Trust (or any person affiliated with such person) has a material financial interest in such transaction, then: (a) the fact of the interest shall be disclosed or known to: (i) the Board of Trustees, and the Board of Trustees shall approve or ratify the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum, or (ii) the shareholders entitled to vote, and the contract or transaction shall be authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested party; or (b) the contract or transaction is fair and reasonable to the Trust.

Section 9.5                      Express Exculpatory Clauses in Instruments. The Board of Trustees may cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

ARTICLE X
AMENDMENTS

Section 10.1                           General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including, without limitation, any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. The Trust shall file Articles of Amendment as required by Maryland law. All references to the Declaration of Trust shall include all amendments thereto.

Section 10.2                           By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the Maryland REIT Law, without any action by the shareholders: (i) to qualify as a real estate investment trust under the Code or under the Maryland REIT Law, (ii) in any respect in which the charter of a Maryland corporation may be amended without stockholder approval, and (iii) as otherwise provided in the Declaration of Trust.

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Section 10.3                           By Shareholders. Except as otherwise provided in this Declaration of Trust, any amendment to the Declaration of Trust shall be valid only after the Board of Trustees has adopted a resolution setting forth the proposed amendment and declaring such amendment advisable, and such amendment has been approved by the affirmative vote of the holders of not less than a majority of the shares then outstanding and entitled to vote thereon.  However, any amendment to Section 5.3 or to this sentence of the Declaration of Trust shall be valid only if declared advisable by the Board of Trustees and approved by the affirmative vote of holder of Shares entitled to cast not less than two-thirds of all the votes entitled to be cast on the matter.

Section 10.4                           Bylaws. The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

ARTICLE XI
MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust with or into another entity or merge another entity into the Trust, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. The Board of Trustees proposing such action shall adopt a resolution that declares the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolutions, and, except as otherwise permitted by Maryland law, direct that the proposed transaction be submitted for consideration by the shareholders. If submitted for consideration by the shareholders, the transaction must be approved the affirmative vote of holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter.

ARTICLE XII
DURATION AND TERMINATION OF TRUST

Section 12.1                           Duration. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of the Maryland REIT Law.

Section 12.2                           Termination.

(a) Subject to the provisions of any class or series of Shares at the time outstanding, adoption of a resolution by the Board of Trustees declaring that the termination of the Trust is advisable and submission of the matter by the Board of Trustees to the shareholders for approval, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other person to supervise the winding up of the affairs of the Trust and delegate to such officer or such person any or all powers of the Trustees in this regard.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

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(b) After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

ARTICLE XIII
MISCELLANEOUS

Section 13.1                           Governing Law. The Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 13.2                           Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.

Section 13.3                           Severability.

(a) The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, the Maryland REIT Law or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 10.2.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 13.4                           Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or the Maryland REIT Law, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

Section 13.5                           Recordation. The Declaration of Trust and any articles of amendment hereto or articles supplementary hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any articles of amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various articles of amendments thereto.

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THIRD:  The undersigned acknowledges these Articles of Amendment and Restatement to be the trust act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Trust has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this  ______  day of ____________, 2008.

ATTEST:	WHITESTONE REIT

_______________________________	_______________________________ (SEAL)
Name:	Name:
Title: Secretary	Title: President

6865575.3

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES